                    SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the
                    Securities Exchange Act of 1934

Filed by the Registrant                             [X]
Filed by a Party other than the Registrant          [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive  Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or 240.14a-12

                                 Fonix Corporation
 ...............................................................................
                  (Name of Registrant as Specified in Charter)

 ...............................................................................
      (Name of Person(s) Filing Proxy Statement If Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required

[ ]    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
       or Item 22(a)(2) of Schedule 14A.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)        Title of each class of securities to which transaction applies:
                     ...........................................................
       2)        Aggregate number of securities to which transaction applies:
                     ...........................................................
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):  .............
       4)        Proposed maximum aggregate value of transaction:
                     ...........................................................
           5) Total fee paid:
                     ...........................................................

[ ]    Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the For of Schedule and the date of its filing.
           1)        Amount Previously Paid:....................................
           2)        Form, Schedule or Registration Statement No................
           3)        Filing Party:..............................................
           4)        Date Filed:................................................

                           Fonix Corporation
                         1225 Eagle Gate Tower
                      60 East South Temple Street
                      Salt Lake City, Utah  84111


               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD OCTOBER 29, 1999


To the Shareholders:


           Notice is hereby given that the Annual Meeting of the Shareholders of Fonix Corporation ("the Company") will be held at the ___________________________________________, Salt Lake City, Utah _____, on
Friday, October 29, 1999, at _____ a.m., M..D.T. for the following purposes, which are discussed in the following pages and which are made part of this
Notice:

           1. To elect four directors, each to serve until the next annual meeting of shareholders and until his or her successor is elected and shall qualify;

           2 To approve a series of transactions pursuant to which the Company has issued its Series D 4% Convertible Preferred Stock and Series E 4% Convertible Preferred Stock to seven institutional investors, which preferred stock may be convertible into more than 20% of the total number of shares of the Company's common stock, par value $.0001 per share ("Common Stock"), issued and outstanding prior to the commencement of such series of transactions;

           3. To consider and act upon a proposed amendment to the Company's certificate of incorporation that would (A) create a new class of Common Stock designated as Class B Non-Voting Common Stock; and (B) redesignate the Corporation's current Common Stock as Class A Common Stock and change each share of existing Common Stock into a share of Class A Common Stock;

           4. To consider and act upon a proposed amendment to the Company's certificate of incorporation that would increase the authorized capital of the Company to include 300,000,000 shares of Common Stock, and 50,000,000 shares of Preferred Stock; and

           5.        To  approve  the Board of  Directors'  selection  of Arthur
                     Andersen LLP, as the Company's independent public accountant for the fiscal year ended December 31, 1999; and

           6. To consider and act upon any other matters that properly may come before the meeting or any adjournment thereof.

           The Company's Board of Directors has fixed the close of business on Thursday, September 16, 1999, as the record date for the determination of shareholders having the right to notice of, and to vote at, the Annual Meeting of Shareholders and any adjournment thereof. A list of such shareholders will be available for examination by a shareholder for any purpose germane to the meeting during ordinary business hours at the offices of the Company at 1225 Eagle Gate Tower, 60 East South Temple Street, Salt Lake City, Utah 84111, during the ten business days prior to the meeting.


           You are requested to date, sign and return the enclosed proxy which is solicited by the Board of Directors of the Company and will be voted as indicated in the accompanying proxy statement and proxy. Your vote is important. Please sign and date the enclosed Proxy and return it promptly in the enclosed return envelope whether or not you expect to attend the meeting. The giving of your proxy as requested hereby will not affect your right to vote in person should you decide to attend the Annual Meeting. The return envelope requires no postage if mailed in the United States. If mailed elsewhere, foreign postage must be affixed. Your proxy is revocable at any time before the meeting.

                       By Order of the Board of Directors,



                       Thomas A. Murdock, Chief Executive Officer


Salt Lake City, Utah
_______, 1999

                              Fonix Corporation
                            1225 Eagle Gate Tower
                         60 East South Temple Street
                         Salt Lake City, Utah  84111
                               (801) 328-8700

       --------------------------------------------------------------

                               PROXY STATEMENT

       --------------------------------------------------------------


                       ANNUAL MEETING OF SHAREHOLDERS

The enclosed  proxy is solicited by the Board of Directors of Fonix  Corporation
("Fonix" or the "Company") for use in voting at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the ___________________________________________, Salt Lake City, Utah _____, on
Friday, October 29, 1999, at _____ a.m., MDT, and at any postponement or adjournment thereof, for the purposes set forth in the attached notice. When proxies are properly dated, executed and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the shareholder completing the proxy. If a signed proxy is returned but no specific instructions are given, the shares will be voted (i) FOR the nominees for directors set forth herein, (ii) FOR approval of a series of transactions pursuant to which the Company has issued its Series D 4% Convertible Preferred Stock and Series E 4% Convertible Preferred Stock to seven institutional investors, which preferred stock may be convertible into more than 20% of the total number of shares of the Company's Common Stock issued and outstanding prior to the commencement of such series of transactions; and (iii) FOR approval of a proposed amendment to the Company's certificate of incorporation that would: (A) create a new class of Common Stock designated as Class B Non-Voting Common Stock; and (B) redesignate the Company's current Common Stock as Class A Common Stock and change each share of existing Common Stock into a share of Class A Common Stock; and (iv) FOR approval of a proposed amendment to the Company's certificate of incorporation that would increase the authorized capital of the Company to include 300,000,000 shares of Common Stock and 50,000,000 shares of Preferred Stock; and (v) FOR approval of Arthur Andersen LLP, as the Company's independent public accountant for the fiscal year ended
December 31, 1999. A shareholder giving a proxy has the power to revoke it at any time prior to its exercise by voting in person at the Annual Meeting, by giving written notice to the Company's Secretary prior to the Annual Meeting or by giving a later dated proxy.

The presence at the meeting, in person or by proxy, of shareholders holding in the aggregate a majority of the outstanding shares of the Company's common stock entitled to vote shall constitute a quorum for the transaction of business. The Company does not have cumulative voting for directors; a plurality of the votes properly cast for the election of directors by the shareholders attending the meeting, in person or by proxy, will elect directors to office. A majority of votes properly cast upon any question presented for consideration and shareholder action at the meeting, other than the election of directors, shall decide the question. Abstentions and broker non-votes will count for purposes of establishing a quorum, but will not count as votes cast for the election of directors or any other questions and accordingly will have no effect. Votes cast by shareholders who attend and vote in person or by proxy at the Annual Meeting will be counted by inspectors to be appointed by the Company (the Company anticipates that the inspectors will be employees, attorneys or agents of the Company).

The close of business on Thursday, September 16, 1999, has been fixed as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting. Each share shall be entitled to one vote on all matters. As of the record date there were 74,020,809 shares of the Company's common stock outstanding and entitled to vote. For a description of the principal holders of such stock, see "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" below.

This Proxy Statement and the enclosed Proxy are being furnished to shareholders on or about ______, _______, 1999.

         --------------------------------------------------------------

                         PROPOSAL 1 -- ELECTION OF DIRECTORS

           The Company's Bylaws provide that the number of directors shall be determined from time to time by the shareholders or the Board of Directors, but that there shall be no less than three. Presently the Company's Board of Directors consists of four members, all of whom are nominees for reelection at the Annual Meeting. Each director elected at the Annual Meeting will hold office until a successor is elected and qualified, or until the director resigns, is removed or becomes disqualified. Unless marked otherwise, proxies received will be voted FOR the election of each of the nominees named below. If any such person is unable or unwilling to serve as a nominee for the office of director at the date of the Annual Meeting or any postponement or adjournment thereof, the proxies may be voted for a substitute nominee, designated by the proxy holders or by the present Board of Directors to fill such vacancy, or for the balance of those nominees named without nomination of a substitute, or the Board may be reduced accordingly. The Board of Directors has no reason to believe that any of such nominees will be unwilling or unable to serve if elected as a director.

           The following information is furnished with respect to the nominees. Stock ownership information is shown under the heading "Security Ownership of Certain Beneficial Owners and Management" and is based upon information furnished by the respective individuals.

                 IDENTIFICATION OF DIRECTORS AND EXECUTIVE OFFICERS

THOMAS A. MURDOCK, Chairman of the Board and Chief Executive Officer.  Mr.
          Murdock, 57, is a co-founder and has served as an executive officer and member of the Company's Board of Directors since June 1994. Mr. Murdock was elected Chief Executive Officer in February 1999, and became Chairman of the Board of Directors in March 1999. Mr. Murdock also has served as President of Studdert Companies Corp. ("SCC"), an investment, finance, and management firm based in Salt Lake City, Utah, since 1992. Prior to 1999, Mr. Murdock served as Assistant to the Chairman and a director of Synergetics, Inc., a research company located in Utah that provides research and development services in connection with the Company's automatic voice recognition and related technologies. For much of his career, Mr. Murdock has been a commercial banker and a senior corporate executive with significant international emphasis and experience. Mr. Murdock also serves as a director of K.L.S. Enviro Resources, Inc. ("KLSE"), a company with a class of securities registered under Section 12 of the Securities Exchange Act of 1934 ("1934 Act").

ROGER D. DUDLEY, Executive Vice President, Corporate Finance, and Director.  Mr.
          Dudley, 47, is a co- founder and has served as an executive officer and member of the Company's Board of Directors since June 1994. Mr. Dudley is also executive vice president of SCC, a position he has held since 1993. After several years at IBM in marketing and sales, he began his career in the investment banking and asset management industry. He has extensive experience in real estate asset management and in project development. He also serves as an executive officer of an entity which manages a foreign investment fund. He is also a director of KLSE.

JOHN A. OBERTEUFFER, Ph.D., Vice President Technology and Director.  Dr.
          Oberteuffer, 57, has been a Director of the Company since March 1997 and Vice President Technology since January 1998. He is also the founder and president of Voice Information Associates, Inc. ("VIA"). VIA is a consulting group providing strategic technical, market evaluation, product development and corporate information to the automatic speech recognition industry. In addition, VIA publishes the monthly newsletter, ASRNews. Dr. Oberteuffer also is executive director of the American Voice Input/Output Society ("AVIOS"). He was formerly vice president, personal computer systems, of Voice Processing Corp. (now merged with Voice Control Systems, Inc.), and also was founder and CEO of Iris Graphics, which was acquired by
          Seitex Corp. Dr. Oberteuffer received his bachelor's and master's degrees from Williams College, and his Ph.D. in Physics from Northwestern University, and he was a member of the research staff at Massachusetts Institute of Technology for five years.

WILLIAM A. MAASBERG, JR.  Mr. Maasberg, 59, became a member of the Company's
          Board of Directors in September 1999. From December 1997 through February 1999, Mr. Maasberg was a Vice President and

           General Manager of the AMS Division of Eyring Corporation ("Eyring"). AMS is Eyring's multi-media electronic work instruction software application. He was also a co-founder and principal in Information Enabling Technologies, Inc.("ETI"), and LIBRA Corporation ("LIBRA"), two companies focusing on software application, and served in several key executive positions with both ETI and LIBRA from May 1976 through November 1997. Mr. Maasberg worked for IBM Corporation from July 1965 through May 1976 in various capacities. He received his BS Degree from Stanford University in Electrical Engineering, and his MS in Electrical Engineering from the University of Southern California.

DOUGLAS L. REX.  Mr. Rex, 54,  has served as the Chief Financial Officer of the
          Company since May 1997. For seven years prior to joining the Company, Mr. Rex was president of a business consulting, tax planning, accounting and auditing firm. Mr. Rex is a member of the Financial Executives Institute, American Institute of Certified Public
          Accountants (AICPA) and the Utah Association of Certified Public Accountants (UACPA). Mr. Rex is also a Vice President and the CFO of SCC.

           Messrs. Murdock, Dudley, Oberteuffer, and Maasberg are nominees for election to the Company's Board of Directors.

                      SIGNIFICANT EMPLOYEES AND CONSULTANTS

In addition to the officers and directors identified above, the Company expects the following individuals (listed in alphabetical order) to make significant contributions to the Company's business:

CARL HAL HANSEN.  Mr. Hansen,  49, is co-inventor of the Company's automatic speech recognition technologies ("ASRT"), and Chairman and CEO of Synergetics, IMC2 and Adiva Corporation. Mr. Hansen holds a degree in Electronics from the Utah Trade Technical Institute of Provo, Utah. For approximately fourteen years, Mr. Hansen was employed by Signetics, Inc. in various capacities, including Test Equipment Engineer, Characterization Engineer, Product Engineer, and as an Electronic Specialist. He was involved in the design, fabrication and release of layout design for PC boards and interfaces. In 1991, Mr. Hansen founded Synergetics, where he continues to have direct leadership with respect to new product development and engineering. IMC2 and Adiva provide consulting and research and development services. Since March 13, 1997, he has been a full-time consultant to the Company.

CAROLINE HENTON, Ph.D. Dr. Henton, 45, is Vice President and Strategic Technology Adviser of the Company since February 1998. Dr. Henton received a masters degree in General Linguistics and a Doctorate in Acoustic Phonetics from the University of Oxford. After an academic career in the UK and California, she joined Apple Computer, Inc. to produce the high quality synthetic speech available on all Apple platforms. For the past five years, Dr. Henton has been Director of Language Development for Voice Processing Corp. (Cambridge, MA) and Director of Linguistic Development for the DECtalk speech synthesizer produced by Digital Equipment Corp. She has also acted as a consultant in speech synthesis, linguistics, localization, speech interface design and as a voice talent for Sun Microsystems, Inc., Claris Corp., Digital Sound Corp., Lexicon naming Inc., Interval Research Inc., Apple Computer, General Magic, Inc., and Digital Equipment Corp.

TONY R. MARTINEZ, Ph.D. Dr. Martinez, 38, is senior consulting scientist for the Company's neural network development. He received his Ph.D. in computer science at UCLA in 1986. He is an associate professor of Computer Science at Brigham Young University and currently heads up the Neural Network and Machine Learning Laboratory in the BYU Ph.D./MS program. His main research is in neural networks, machine learning, ASOCS, connectionist systems, massively parallel algorithms and architectures, and non-von Neuman computing methods. He is associate editor of the Journal of Artificial Neural Networks.

R. BRIAN MONCUR. Mr. Moncur, 38, co-inventor of the Company's ASRT, was employed by Synergetics from 1992 to March 13, 1997, when he became a full-time employee of the Company. He graduated from Brigham

          Young University with a Bachelor of Science degree in chemical engineering. Before his employment with Synergetics, Mr. Moncur was employed by Signetics, Inc. and Mentorgraphics, where he was a Senior Process Engineer and Software Development Engineer.

DALE LYNN SHEPHERD.  Mr. Shepherd, 40, Senior Project Engineer and co-inventor of the Company's ASRT, was employed by Synergetics from 1992 to March 13, 1997, when he became a full-time employee of the Company. He graduated from Brigham Young University with a Bachelor of Science Degree in Electrical Engineering. He also received a Masters of Business Administration from B.Y.U. Before his employment with Synergetics, Mr. Shepherd was employed with Mentorgraphics where he acted as a software systems architect in automatic semiconductor design. Before Mentorgraphics, Mr. Shepherd worked on a contract basis with Signetics, Inc.

None of the executive officers or directors of the Company are related to any other officer or director of the Company.

      BOARD OF DIRECTORS MEETINGS, COMMITTEES AND DIRECTOR COMPENSATION

           The Company's Board of Directors took action at seven duly noticed meetings of the Board during 1998. Each director attended (in person or telephonically) at least 75% of the meetings of the Company's Board of Directors. During 1998, the Company's Board of Directors had the following committees: 1996 Directors' Stock Option Plan Committee, comprised of Messrs. Alan Ashton, Joseph V. Reed and Stephen M. Studdert; 1997 Stock and Incentive Plan Committee, comprised of Messrs Nydegger and Reed; 1998 Stock and Incentive Plan Committee, comprised of Messrs. Nydegger and Reed; Audit Committee, comprised of Messrs. Reginald Brack , Reed and Dudley; and Compensation Committee, comprised of Messrs. Studdert, Reed and Nydegger. These standing committees conducted meetings in conjunction with meetings of the full Board of Directors. The Company has no standing nominating committee.

           Prior to April 1996, the Company's directors received no compensation for their service. The Company historically has reimbursed its directors for actual expenses incurred in traveling to and participating in directors' meetings, and the Company intends to continue that policy for the foreseeable future. On April 30, 1996, the Company's board of directors adopted, and the Company's shareholders subsequently approved, the Company's 1996 Directors' Stock Option Plan (the "Directors Plan"). Under the Directors Plan, members of the Board as constituted on the date of adoption received options to purchase 200,000 shares of the Company's common stock for each year (or any portion thereof consisting of at least six months) during which such persons had served on the board for each of fiscal years 1994 and 1995 and were granted 200,000 shares for each of fiscal years 1996 through 1999, which options vest after completion of at least six months' service on the Board during those fiscal years. These options have terms of 10 years and terminate six months after the resignation of an optionee. Similar grants have been made to the Company's directors under the Company's 1998 Stock Option Plan. Thus, under the Directors Plan and the 1998 Stock Option Plan, during 1998, the Company granted stock options to members of the Board as follows:

                                      Stock Options Granted to Directors During Fiscal Year 1998

                               Shares               Date                Exercise                       Shares Vested
Name                           Granted              Granted             Price Per Share                at FY-End
-------                        -------              -------             ---------------                -------------
Joseph Verner Reed             400,000              12/1/98             $1.18                              800,000

Rick D. Nydegger               400,000              12/1/98             $1.18                              400,000

Reginald K. Brack              400,000              12/1/98             $1.18                              200,000

----------------------

               Compliance With Section 16(a) of the Exchange Act

           Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms which they file. Based solely on its review of the copies of such forms furnished to the Company during the fiscal year ended December 31, 1998, the Company is aware of the following untimely filings:

Roger D. Dudley, Stephen M. Studdert, and Joseph V. Reed each filed year-end Forms 5 as required by Section 16(a). The Forms 5 were filed on April 15, 1998.

James B. Hayes, Rick D. Nydegger, Thomas A. Murdock, and Reginald K. Brack each filed year-end Forms 5 as required by Section 16(a). The Forms 5 were filed on April 17, 1998.

Alan C. Ashton filed a year-end Form 5 as required by Section 16(a). The Form 5 was filed on May 11, 1998.

John A. Oberteuffer acquired options to purchase up to 180,000 shares of common stock of the Company on January 23, 1998. Mr. Oberteuffer filed a Form 4 reporting the transaction on May 8, 1998.

Thomas A. Murdock, Roger D. Dudley, Stephen M. Studdert, and SCC filed amended Forms 4 for the month of October 1998 on December 9, 1998.

           All such untimely filings reflected transactions based on grants of converted stock options. The Company believes that all other transactions required to be reported under Section 16(a) of the Securities Exchange Act were reported in a timely manner on reports filed by the affected individuals.

                            EXECUTIVE COMPENSATION

           Compensation Committee Report on Executive Compensation

This Executive Compensation Report discusses the Company's executive compensation policies and the basis for the compensation paid to the Named Executive Officers, including the persons serving as its Chief Executive Officer during the year ended December 31, 1998.

Compensation   Policy.   The  Committee's   policy  with  respect  to  executive
compensation has been designed to:

                     o Adequately and fairly compensate executive officers in relation to their responsibilities, capabilities and contributions to the Company and in a manner that is commensurate with compensation paid by companies of comparable size or within the Company's industry;

                     o Reward executive officers for the achievement of short-term operating goals and for the enhancement of the long-term value of the Company; and

                     o Align the interests of the executive officers with those of the Company's shareholders with respect to short-term operating goals and long-term increases in the price of the Company's common stock.

The components of compensation paid to executive officers consist of: (a) base salary, (b) incentive compensation in the form of annual bonus payments and stock options awarded by the Company under the Company's Stock Incentive Plans and (c) certain other benefits provided to the Company's executive officers. The Company's Compensation Committee is responsible for reviewing and approving cash compensation paid by the Company to its executive officers and members of the Company's senior management team, including annual bonuses and stock options awarded under the Company's Stock Incentive Plans, selecting the individuals who will be awarded bonuses and stock options under the Stock Incentive Plans, and for determining the timing, pricing and amount of all stock options granted thereunder, each within the terms of the Company's Stock Incentive Plans.

The Company's executive compensation program historically has emphasized the use of incentive-based compensation to reward the Company's executive officers and members of senior management for the achievement of goals established by the Board of Directors. The Company uses stock options to provide an incentive for a substantial number of its officers and employees, including selected members of management, and to reward such officers and employees for achieving goals that have been established for the Company. The Company believes its incentive compensation plan rewards management when the Company and its shareholders have benefitted from achieving the Company's goals and targeted research and development objectives, all of which the Compensation Committee feels will dictate, in large part, the Company's future operating results. The Compensation Committee believes that its policy of compensating officers and employees with incentive-based compensation fairly and adequately compensates those individuals in relation to their responsibilities, capabilities and contribution to the Company, and in a manner that is commensurate with compensation paid by companies of comparable size or within the Company's industry.

Components of Compensation. The primary components of compensation paid by the Company to its executive officers and senior management personnel, and the relationship of such components of compensation to the Company's performance, are discussed below:

          o         Base Salary. The Compensation Committee
                    periodically reviews and approves the base salary paid by the Company to its executive officers and members of the senior management team. Adjustments to base salaries are determined based upon a number of factors, including the Company's performance (to the extent such performance can fairly be attributed or related to each executive's performance), as well as the nature of each executive's responsibilities, capabilities and contributions. In addition, the Compensation Committee periodically reviews the base salaries of its senior management personnel in an attempt to ascertain whether those salaries fairly reflect job responsibilities and prevailing market conditions and rates of pay. The Compensation Committee believes that base salaries for the Company's executive officers have historically been reasonable in relation to the Company's size and performance in comparison with the compensation paid by similarly sized companies or companies within the Company's industry.

          o Incentive Compensation. As discussed above, a substantial portion of each executive officer's compensation package is in the form of incentive compensation designed to reward the achievement of short-term operating goals and long-term increases in shareholder value. The Company's Stock Incentive Plans allow the Board of Directors or the Compensation Committee to grant stock options to executive officers and employees for the purchase of shares of the Company's common stock. Under the terms of the Stock Incentive Plans, the Board of Directors and the Compensation Committee have authority, within the terms of the Stock Incentive Plans, to select the executive officers and employees who will be granted stock options and to determine the timing, pricing and number of stock options to be awarded. The Compensation Committee believes that the stock options granted under the Stock Incentive Plans reward executive officers only to the extent that shareholders have benefitted from increases in the value of the Company's common stock.

          o Other Benefits. The Company maintains certain other plans and arrangements for the benefit of its executive officers and members of senior management. The Company believes these benefits are reasonable in relation to the executive compensation practices of other similarly sized companies or companies within the Company's industry.

Compensation of the Chief Executive Officer. As described elsewhere in this Proxy, the Company has entered into executive employment agreements with Messrs. Murdock and Dudley and a Separation Agreement with Mr. Studdert. The material terms of each executive employment agreement with each executive officer are identical and are described below. (See Footnote 1 to the Summary Compensation Table below.) The Compensation Committee believes that the monthly compensation under such contracts adequately and fairly compensates these executive officers in relation to their respective responsibilities, capabilities, contributions and dedication to the Company and secures for the Company the benefit of their leadership, management and financial skills and capabilities. Moreover, the Compensation Committee believes that the salary and other benefits are reasonable in relation to the responsibilities, capabilities, contributions and dedication of these men to the Company and are warranted to keep them in line with the compensation earned by chief executive officers employed by companies of comparable size or within the Company's industry.

Conclusion. The Compensation Committee believes that the concepts discussed above further the shareholders' interests because a significant part of executive compensation is based upon the Company achieving its research and development goals and other specific goals set by the Board of Directors. At the same time, the Compensation Committee believes that the program encourages responsible management of the Company in the short-term. The Compensation Committee regularly considers plan design so that the total program is as effective as possible in furthering shareholder interests.

The Compensation Committee bases its review on the experience of its own members, on information requested from management personnel, and on discussions with and information compiled by various independent consultants retained by the Company.

                                                        Respectfully submitted,

                                                        Compensation Committee:

                                                        Stephen M. Studdert
                                                        Joseph Verner Reed
                                                        Rick D. Nydegger

The following table sets forth information concerning the compensation paid to all persons serving as the Company's Chief Executive Officer and the Company's four most highly compensated executive officers other than its Chief Executive Officer who were serving as executive officers at December 31, 1998, and whose annual compensation exceeded $100,000 during such year (collectively the "Named Executive Officers"):

                                                       Summary Compensation Table

                                                    Annual Compensation                                  Long-Term Compensation
                                                    -------------------                                  ----------------------
                                                                                                                  Securities
                                                                                          Other                   Underlying
                                                                                         Annual                   Options/
Name and Principal Position               Year                Salary(1)                   Bonus                     SARs(2)
---------------------------               ----                ---------                  ------                   -----------
Stephen M. Studdert
CEO (4/96-1/26/99)                        1996                $131,539                     -                     400,000/0
                                          1997                $305,385                     -                     400,000/0
                                          1998                $425,000                     -                     550,000/0

Thomas A. Murdock
CEO (6/94 to 4/96 and                     1996                $131,539                     -                     400,000/0
1/26/99 - present) and                    1997                $305,385                     -                     400,000/0
President                                 1998                $425,000                     -                     550,000/0

Roger D. Dudley
Executive Vice President                  1996                $131,539                     -                     400,000/0
                                          1997                $305,385                     -                     400,000/0
                                          1998                $425,000                     -                     550,000/0

Douglas L. Rex
Chief Financial Officer                   1998                $157,685                     -                     200,000/0

John A. Oberteuffer
Vice President Technology                 1998                $203,941                     -                     580,000/0
-------------------------------



           (1) During fiscal year 1995 and part of 1996, these executive officers were not compensated directly by the Company. During those periods, any compensation received by Messrs. Studdert, Murdock and Dudley for any services rendered by them to the Company was paid by SCC, an entity owned and controlled by those individuals. [See "Certain Relationships and Related Transactions."] Although the Company makes no representation about the compensation arrangements between SCC and its employees, including Messrs. Studdert, Murdock and Dudley, the total compensation paid by the Company to SCC during such periods is as follows:

                         Management Fee                      Management Fee
Year                        (Cash)                             (Stock)
----                    --------------                      ---------------
1995                        $111,339                             3,699,900
1996                        $120,000                                 --

                     The management services contract between the Company and SCC obligated the Company to pay SCC a monthly management fee of $50,000, which amounts were invoiced monthly by SCC but often accrued due to the Company's cash flow constraints. By July 1995, the Company owed SCC approximately $1,417,000 of accrued but unpaid management fees. On November 16, 1994, the Company's Board of
                     Directors approved the issuance of warrants (the "SCC Warrants") to purchase up to 3,700,000 shares of the Company's common stock to SCC. The authorized purchase price of the SCC Warrants was $.033 per share, and the authorized exercise price for each share of common stock underlying the SCC Warrants was $.35. The board resolution authorizing the issuance of the SCC Warrants specified that the purchase price for the SCC Warrants and the exercise price for shares of common stock underlying the SCC Warrants could be satisfied by canceling invoices for services previously rendered to the Company under the Consulting Agreement or by cash payment. On July 31, 1995, the Company issued and SCC purchased the SCC Warrants. The purchase price of the SCC Warrants was $.033 per share of common stock underlying the SCC Warrants, or an aggregate of $122,100. On August 11, 1995, SCC exercised the SCC Warrants at an exercise price of $.35 per share of common stock underlying the SCC Warrants. Both the $122,100 purchase price and the $1,295,000 aggregate exercise price for the SCC Warrants were satisfied by the cancellation of amounts invoiced to the Company by SCC pursuant to the SCC Agreement during the fiscal year ended December 31, 1994 and the period between January 1, 1995 and August 11, 1995. Such cancellation was accomplished on a dollar-for-dollar basis. The total dollar value of the transaction subsequently was adjusted upward and expensed as compensation paid by the Company in the amount of $3,699,900. [See "Certain Relationships and Related Transactions."]

                     The Company presently has executive employment agreements with Messrs. Murdock and Dudley. The material terms of each executive employment agreement with Messrs. Murdock and Dudley are identical and are as follows: The term of each employment contract is from November 1, 1996 through December 31, 2001. Annual base compensation for each executive for the first three years of such term is $250,000 from November 1, 1996 through December 31, 1996; $325,000 from January 1, 1997 through December 31, 1997; and $425,000 from January 1, 1998 through December 31, 1999. The annual base compensation for the final two years of the employment agreement is $550,000 from January 1, 2000 through December 31, 2000; and $750,000 from January 1, 2001 through December 31, 2001. However, for these final two contract years, annual base compensation and the performance-based incentive compensation will be subject to review by the Company's Board of Directors based upon either or both of the market price of the Company's common stock and profits derived by the Company from annual revenues from operations. Notwithstanding the foregoing, Messrs. Murdock and Dudley voluntarily reduced their compensation to $297,500 commencing January 1, 1999 as part of the Company's overall efforts to reduce expenses. In addition, each executive officer is entitled to annual performance-based incentive compensation payable on or before December 31 of each calendar year during the contract term. During the first three years of the contract term, the performance-based incentive compensation is determined with relation to the market price of the Company's common stock, adjusted for stock dividends and
                     splits.   To date, no bonus has been paid, and the Company
                     does not anticipate paying a bonus for fiscal year 1999. If the price of the Company's common stock maintains an average price equal to or greater than the level set forth below over a period of any three consecutive months during the calendar year, the performance-based incentive compensation will be paid in the corresponding percentage amount of annual base salary for each year as follows:

                     Quarterly Average Stock Price                                           Percentage Bonus
                     -----------------------------                                           ----------------
                               $10.00                                                                  30%
                               $12.50                                                                  35%
                               $15.00                                                                  40%
                               $20.00                                                                  45%
                               $25.00+                                                                 50%

                     Each such executive officer also is entitled to customary insurance benefits, office and support staff and the use of an automobile. In addition, if any executive is terminated without cause during the contract term then all salary then and thereafter due and owing under the executive employment agreement shall, at the executive's option, be immediately paid in a lump sum payment to the executive officer and all stock options, warrants and other similar rights granted by the Company and then vested or earned shall be immediately granted to the executive officer without restriction or limitation of any kind. Further, the Board of Directors authorized the payment of a cash bonus to SCC in an amount sufficient to pay all personal state and federal income taxes on the 3.7 million shares purchased by SCC on August 11, 1995 and on the bonus amount. The amount allocated for this bonus was approximately $2.5 million, all of which had been paid out as of December 31, 1998.

                     Each executive employment agreement contains a non-disclosure, confidentiality, non-solicitation and non-competition clause. Under the terms of the non-competition clause, each executive has agreed that for a period of one year after the termination of his employment with the Company that the executive not engage in any capacity in a business which competes with or may compete with the Company.

                     During the entirety of the year ended December 31, 1998, Stephen M. Studdert had an employment agreement identical in material terms to the agreements of Messrs. Murdock and Dudley described above. In January 1999, in conjunction with his resignation as the Company's Chief Executive Officer, Mr. Studdert entered into a Separation Agreement with the Company. Under that Separation Agreement, Mr. Studdert's employment agreement was terminated. The Company agreed to pay Mr. Studdert severance pay consisting of $250,000 for the last 11 months of 1999, $250,000 during 2000 and $100,000 during 2001. Additionally, the Company agreed to continue to pay for Mr. Studdert's health insurance coverage until such time as he obtains coverage from another employer or ceases to be a director of the Company, which event occurred effective July 15, 1999, and to pay for an automobile for Mr. Studdert until June 30, 1999.

                     The Company also has an executive employment contract with Dr. Oberteuffer, the material terms of which are as follows: The term of the employment contract is from January 26, 1998, through January 31, 2001. Annual base salary is $225,000, with an annual performance review at which time the Company's board of directors may elect to increase Dr. Oberteuffer's annual base salary for the next 12-month period. Dr. Oberteuffer is entitled to participate, during the term of the employment agreement, in all incentive, savings and retirement plans, practices, policies, and programs available to other senior executives of the Company. Dr. Oberteuffer is also entitled to be reimbursed for certain living accommodation, commuting, and relocation expenses. Dr. Oberteuffer's employment agreement contains restrictive clauses relating to confidential and proprietary business information and trade secrets and non-competition and non-solicitation agreements.

           (2)       All  options  granted to named  executive  officers  during fiscal 1996 were granted under the Company's 1996 Director's Stock Option Plan as compensation for their service on the Company's Board of Directors. All options granted in 1997 were granted pursuant to the Company's 1997 Stock Option Plan. All options granted in 1998 were granted pursuant to the Company's 1998 Stock Option Plan.

                                                   Option Grants in Fiscal Year 1998
                                                                                                   Potential Realizable
                                                                                                   Value at Assumed
                                                                                                   Annual Rates of
                                                                                                       Stock Price
                                          Individual Grants                                       Appreciation for Option Term
----------------------------------------------------------------------------------------------    -----------------------------
     (a)                       (b)          (c)                 (d)                  (e)               (f)        (g)
                              Number of
                               Securities     % of Total
                             Underlying        Options              Exercise
                                Options       Granted to            or Base
                                Granted       Employees              Price            Expiration
  Name                            (#)       in Fiscal Year         ($/Share)            Date        5% ($)      10% ($)
--------------------         ------------   --------------        -------------     ------------   --------    ----------

Stephen M. Studdert           150,000          2%                   $5.16             3/18/2008    $38,700      $77,400
                              400,000          6%                   $1.18            11/30/2008    $23,600      $47,200

Thomas A. Murdock             150,000          2%                   $5.16             3/18/2008    $38,700      $77,400
                              400,000          6%                   $1.18            11/30/2008    $23,600      $47,200

Roger D. Dudley               150,000          2%                   $5.16             3/18/2008    $38,700      $77,400
                              400,000          6%                   $1.18            11/30/2008    $23,600      $47,200

Douglas L. Rex                200,000          2%                   $1.18            11/30/2008    $11,800      $23,600

John A. Oberteuffer           400,000          6%                   $1.18             12/1/2008    $23,600      $47,200
                              180,000          2%                   $5.16             3/19/2008    $46,440      $92,880


           No options were exercised by the Named Executive Officers during the fiscal year and no options held by them were in the money as of December 31, 1998.

                              EMPLOYMENT CONTRACTS

           The Company presently has executive employment agreements with each of Messrs. Murdock and Dudley. The material terms of each executive employment agreement with each executive officer are identical and are as follows: The term of each employment contract is from November 1, 1996 through December 31, 2001. Annual base compensation for each executive for the first three years of such term is $250,000 from November 1, 1996 through December 31, 1996; $325,000 from January 1, 1997 through December 31, 1997; and $425,000 from January 1, 1998 through December 31, 1999. The annual base compensation for the final two years of the employment agreement is $550,000 from January 1, 2000 through December 31, 2000; and $750,000 from January 1, 2001 through December 31, 2001. However, for these final two contract years, annual base compensation and the performance-based incentive compensation will be subject to review by the Company's Board of Directors based upon either or both of the market price of the Company's Common Stock and profits derived by the Company from annual revenues from operations. Notwithstanding the foregoing, Messrs. Murdock and Dudley voluntarily reduced their compensation to $297,500 commencing January 1, 1999, as part of the Company's overall efforts to reduce expenses. In addition, each executive officer is entitled to annual performance-based incentive compensation payable on or before December 31 of each calendar year during the contract term. During the first three years of the contract term, the performance-based incentive compensation is determined with relation to the market price of the Company's Common Stock, adjusted for stock dividends and splits. If the price of the Company's Common Stock maintains an average price equal to or greater than the level set forth below over a period of any three consecutive months during the calendar year, the performance-based incentive compensation will be paid in the corresponding percentage amount of annual base salary for each year as follows:

                     Quarterly Average Stock Price                                           Percentage Bonus

                               $10.00                                                                  30%
                               $12.50                                                                  35%
                               $15.00                                                                  40%
                               $20.00                                                                  45%
                               $25.00+                                                                 50%

           Messrs. Murdock and Dudley also are entitled to customary insurance benefits, office and support staff and the use of an automobile. In addition, if either of Messrs. Murdock or Dudley is terminated without cause during the contract term then all salary then and thereafter due and owing under the executive employment agreement shall, at the executive's option, be immediately paid in a lump sum payment to the executive officer and all stock options, warrants and other similar rights granted by the Company and then vested or earned shall be immediately granted to the executive officer without restriction or limitation of any kind. Further, the Board of Directors authorized the payment of a cash bonus to SCC in an amount sufficient to pay all personal state and federal income taxes on the 3.7 million shares purchased by SCC on August 11, 1995 and on the bonus amount. The amounts allocated for this bonus was $2.5 million, all of which had been paid out as of December 31, 1998.

           Each executive employment agreement contains a non-disclosure, confidentiality, non-solicitation and non-competition clause. Under the terms of the non-competition clause, each executive has agreed that for a period of one year after the termination of his employment with the Company that the executive not engage in any capacity in a business which competes with or may compete with the Company.

           The Company also has an executive employment contract with Dr. Oberteuffer, the material terms of which are as follows: The term of the employment contract is from January 26, 1998, through January 31, 2001. Annual base salary is $225,000, with an annual performance review at which time the Company's board of directors may elect to increase Dr. Oberteuffer's annual base salary for the next 12-month period. Dr. Oberteuffer is entitled to participate, during the term of the employment agreement, in all incentive, savings and retirement plans, practices, policies, and programs available to other senior executives of the Company. Dr. Oberteuffer is also entitled to be reimbursed for certain living accommodation, commuting, and relocation expenses. Dr. Oberteuffer's employment agreement contains restrictive clauses relating to confidential and proprietary business information and trade secrets and non-competition and non-solicitation agreements.

                            Stock Performance Graph

The graph above compares the yearly cumulative total returns from the Company's common stock during the five fiscal year period ended December 31, 1998, with the cumulative total return on the Media General Index and the Standard Industrial Classification (SIC) Code Index for that same period. The comparison assumes $100 was invested on January 1, 1994, in the Company's common stock and in the common stock of the companies in the referenced Indexes and further assumes reinvestments of dividends. [GRAPHIC OMITTED]


                            1993       1994       1995        1996         1997        1998
FONIX CORPORATION         100.00      91.54     216.92      482.97       169.47       72.67
SIC CODE INDEX            100.00      66.46      60.56       62.86        84.03       79.56
NASDAQ MARKET INDEX       100.00     104.99     136.18      169.23       207.00      291.96

            SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

           The following table sets forth, as of September 16, 1999, the number of shares of Common Stock of the Company beneficially owned by all persons known to be holders of more than five percent (5%) of the Company's Common Stock and by the executive officers and directors of the Company individually and as a group. Unless indicated otherwise, the address of the stockholder is the Company's principal executive offices, 60 East South Temple Street, Suite 1225, Salt Lake City, Utah 84111.

                                                                   Number of
                                                                    Shares
    Name and Address of 5% Beneficial Owners,                    Beneficially                      Percent of
        Executive Officers and Directors                             Owned                          Class(1)
    -----------------------------------------                    -------------                     -----------

Thomas A. Murdock                                              11,799,084(2)                        15.7%
Chairman of the Board and Chief
Executive Officer

Alan C. Ashton, Ph.D.                                          12,329,167(3)(4)                     16.5%
c/o Beesmark Investments, L.C.
5% Beneficial Owner
261 East 1200 South
Orem, Utah 84097

Beesmark Investments, L.C.                                     11,729,167(4)                        15.8%
5% Beneficial Owner
261 East 1200 South
Orem, Utah  84097

Roger D. Dudley,                                                4,965,389(5)                         6.6%
Executive Vice President,
Director

Stephen M. Studdert,                                            4,940,819(6)                         6.6%
10252 Oak Creek Lane
Highland, Utah 84003

Joseph Verner Reed, Director                                    1,220,000(7)                         1.6%
73 Sterling Road
Greenwich, Connecticut 06831

Rick D. Nydegger, Director                                        600,000                            *
10217 North Oak Creek Lane
Highland, Utah 84003

John A. Oberteuffer, Ph.D.,                                       380,000                            *
Vice President, Director
600 West Cummings Park, Suite 4650
Woburn, MA  01801

Reginald K. Brack, Director                                       426,500(8)                         *

                                      -14-





Douglas L. Rex, Chief Financial Officer                           402,900(9)                         *

Officers and Directors as a Group (8 persons)                  19,782,473                           25.1%


*          Less than 1 percent.

(1) Percentages rounded to nearest 1/10th of one percent. Except as indicated in the footnotes below, each of the persons listed exercises sole voting and investment power over the shares of Common Stock listed for each such person in the table.

(2)        Includes  10,406,772  shares of Common  Stock  deposited  in a voting trust (the "Voting Trust") as to which Mr. Murdock is the sole trustee. Persons who have deposited their shares of Common Stock into the Voting Trust have dividend and liquidation rights ("Economic Rights") in proportion to the number of shares of Common Stock they have deposited in the Voting Trust, but have no voting rights with respect to such shares. All voting rights associated with the shares deposited into the Voting Trust are exercisable solely and exclusively by the Trustee of the Voting Trust. The Voting Trust expires, unless extended according to its terms, on the earlier of September 30, 1999 or any of the following events: (i) the Trustee terminates it; (ii) the participating shareholders unanimously terminate it; or (iii) the Company is dissolved or liquidated. Although as the sole trustee of the Voting Trust Mr. Murdock exercises the voting rights of all of the shares deposited into the Voting Trust, and accordingly has listed all shares in the table above, he has no economic or pecuniary interest in any of the shares deposited into the Voting Trust except for 3,415,083 shares as to which he directly owns Economic Rights, and 185,793 shares the Economic Rights as to which are owned by Studdert Companies Corp. ("SCC"), a corporation of which Mr. Murdock is a 1/3 equity owner. Also includes 2,813 shares owned directly by Mr. Murdock, 11,400 shares owned by a limited liability company of which Mr. Murdock is a 1/3 equity owner, 28,099 shares (including shares issuable upon the exercise of options) beneficially owned by members of Mr. Murdock's immediate family residing in the same household and 1,350,000 shares of Common Stock underlying stock options owned by Mr. Murdock and exercisable presently or within 60 days of September 16, 1999.

(3) Includes all Common Stock beneficially owned by Beesmark Investments, L.C. ("Beesmark"), but only to the extent that Dr. Ashton is one of three managers of Beesmark, and, as such, is deemed to share investment power with respect to shares beneficially owned by Beesmark. Also includes 600,000 shares of Common Stock underlying stock options exercisable by Dr. Ashton presently or within 60 days of September 16, 1999.

(4) Beesmark's beneficial ownership includes 166,667 shares of Common Stock presently issuable upon the conversion of shares of Series A Preferred Stock. The managers of Beesmark are Alan C. Ashton, Karen Ashton, and Ralph Rasmussen. As managers of Beesmark, they each are deemed to share voting control over shares beneficially owned by Beesmark. Mrs. Ashton and Mr. Rasmussen beneficially own no shares other those deemed to be owned by them her as control persons of Beesmark, and, consequently, their beneficial ownership is not separately reported.

(5) Includes (i) 3,415,083 shares owned by Mr. Dudley and deposited into the Voting Trust, (ii) 185,793 shares owned by SCC as to which Mr. Dudley shares investment power because of his management position with and 1/3 ownership of SCC, which shares are deposited into the Voting Trust; (iii) 2,813 shares owned directly by Mr. Dudley; (iv) 300 shares owned by Mr. Dudley's minor children; (v) 11,400 shares owned by a limited liability company of which Mr. Dudley is a 1/3 equity owner; and (vi) 1,350,000 shares underlying stock options exercisable presently or within 60 days of September 16, 1999.

(6) Includes (i) 3,390,813 shares owned by Mr. Studdert and deposited into the Voting Trust, (ii) 185,793 shares owned by SCC as to which Mr. Studdert shares investment power because of his management position with and 1/3 ownership of SCC, which shares are deposited into the Voting Trust; (iii) 2,813 shares owned directly by Mr. Studdert; (iv) 11,400 shares owned by a limited liability company of which Mr. Studdert is a 1/3 equity owner and controls; and (v) 1,350,000 shares underlying stock options exercisable presently or within 60 days of September 16, 1999.

(7) Includes 1,200,000 shares of Common Stock underlying presently exercisable stock options.

(8) Includes (i) 26,000 shares owned directly by Mr. Brack; (ii) 500 shares owned by Mr. Brack's son; and 400,000 shares underlying presently exercisable stock options.

(9) Includes (i) 2,400 shares owned by Mr. Rex's spouse; (ii)500 shares owned by an entity owned and controlled by him; and (iii) 400,000 shares underlying presently exercisable stock options.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

Studdert Companies Corp. (SCC)

SCC is a Utah corporation that provides investment and management services. The officers, directors and owners of SCC are Stephen M. Studdert, Thomas A. Murdock and Roger D. Dudley. Messrs. Murdock and Dudley are directors and executive officers of the Company. During 1998, Mr. Studdert was an executive officer and director of the Company. Between June 1994 and April 30, 1996, the Company did not pay or award any compensation in any form directly to the Company's executive officers. Rather, in June 1994 the Company entered into an Independent Consulting Agreement (the "SCC Agreement") with SCC pursuant to which SCC, through Messrs. Studdert, Murdock and Dudley, rendered certain management and financial services to the Company.

Under the SCC Agreement, SCC agreed that for a period of two years it would manage all aspects of the Company's day-to-day business. In return for such services, the Company agreed to compensate SCC in the amount of $50,000 per month, which monthly amount was exclusive of (i) fees for capital raising activities by SCC on the Company's behalf and (ii) actual expenses incurred by SCC.

On July 31, 1995, the Company issued and SCC purchased warrants to purchase 3,700,000 shares of common stock for $.35 per share (the "SCC Warrants"). On August 11, 1995, SCC exercised the SCC Warrants. Both the $122,100 purchase price and the $1,295,000 aggregate exercise price for the SCC Warrants were satisfied by the cancellation of amounts invoiced to the Company by SCC pursuant to the SCC Agreement.

In 1997, the Company's Board of Directors authorized the payment of a cash bonus to SCC in an amount sufficient to pay all personal state and federal income taxes on the 3,700,000 shares of common stock issued to SCC upon exercise of the SCC Warrants, and on the bonus amount. Pursuant to that authorization $340,516 and $2,159,484 were paid to SCC in the years ended December 31, 1998 and 1997, respectively.

On April 30, 1996, the disinterested members of the Company's Board of Directors authorized the Company to enter into an agreement with SCC modifying the SCC Agreement effective May 1, 1996. Under the SCC Agreement, as modified, SCC no longer invoiced the Company for management services, but continued to invoice the Company for reimbursement of actual expenses incurred on the Company's behalf. On February 10, 1997, the Company paid to SCC the entire balance due to SCC for accrued management fees in the amount of $337,000. During 1998, the Company paid to SCC a total of $590,390 under the SCC Agreement, which terminated in December 1998.

The Company entered subleases from SCC its corporate headquarters located at 60 East South Temple Street, Salt Lake City, Utah. The sublease is from month-to-month pursuant to which the Company has agreed to pay the actual monthly rental of $10,369 and all common area charges payable under the lease with SCC's landlord.

The Company has an unsecured revolving note payable to SCC. At December 31, 1998 and 1997, $0 and $551,510 in principal and $2,482 and $22,243in accrued interest, respectively, were outstanding under this revolving note payable. The weighted average balance outstanding during the borrowing period was $73,811 in 1998 and $555,407 in 1997. This revolving note is payable on demand and bears interest at an annual rate of 12 percent. The maximum amount outstanding under this revolving note was $551,510 in 1998 and $1,550,000 in 1997. The Company believes the terms of the related-party revolving note payable are at least as favorable as the terms that could have been obtained from an unrelated third party in a similar transaction.

Indemnity Agreement Related to Debenture Offering

In connection with the Company's January and March 1999 offering of its Debentures, Stephen M. Studdert, Thomas A. Murdock and Roger D. Dudley entered into Stock Pledge Agreements, whereby each personally guaranteed the performance and obligations of the Company under the Debentures, and pledged 6,000,000 shares of common stock of the Company owned by them as security for their obligations under the guaranty. The Company entered into an Indemnity Agreement under which it agreed that, in the event of a default by the Company under the terms of the Debenture offering and any or all of Messrs. Studdert, Murdock, or Dudley were required to pay money or forfeit any of their pledged shares, the Company would reimburse and repay the obligation and liability of each of Messrs. Studdert, Murdock, and Dudley by transferring shares of the Company's common stock on a one-for-one basis and paying cash in amounts equal to the out-of-pocket expenses of Messrs. Studdert, Murdock, and Dudley, including without limitation any income tax liability they incur as a result of foreclosure sales of the pledged shares. Additionally, the disinterested members of the Company's Board of Directors agreed that, in consideration of the pledge, the Company would issue to each of Messrs. Studdert, Murdock and Dudley warrants to purchase 666,666 shares of common stock at an exercise price of $1.59 per share. The warrants have a 10-year term. Messrs. Studdert, Murdock, and Dudley subsequently declined the warrants.

Messrs. Studdert, Murdock, and Dudley also entered into agreements with the purchasers of the Debentures whereby Messrs. Studdert, Murdock, and Dudley agreed to deliver the pledged shares of stock for the use or benefit of the investors. In the event that the shares are not returned to Messrs. Studdert, Murdock, or Dudley, the Company's obligation under the associated Debentures would be reduced accordingly.

Loans to the Company

During 1998, Messrs. Murdock and Dudley advanced funds in the aggregate amount of $89,073 and $74,181, respectively, to pay certain operating expenses of the Company. In addition, Mr. Dudley advanced funds in 1999 in the aggregate amount of $68,691 to pay Company expenses. The Company recorded these advances as loans from shareholders. The Company paid all advances by Messrs. Murdock and Dudley out of the proceeds of the sale of the operations and a significant portion of the assets of the Company's HealthCare Solutions Group to Lernout & Hauspie Speech Products N.V. Certain additional advances resulted from margin account pledges of Company common stock, the cash proceeds of which were used to pay Company expenses. Upon the subsequent foreclosure of such pledged shares, the Company incurred the obligation to repay Messrs. Studdert, Murdock and Dudley for the value of the shares forfeited by them upon foreclosure, in the aggregate amount of $234,316. This amount has not yet been paid.

Stock Pledges for Payment of Legal Fees

The Company and Messrs. Murdock and Dudley entered into an agreement with the law firm of Davis Weber & Edwards, P.C., regarding payment of the Company's legal fees owed to that firm. Under the agreement, Thomas A. Murdock, as Trustee, entered into a Stock Pledge Agreement pledging 100,000 shares of the Company's common stock beneficially owned by Messrs. Murdock and Dudley, and Messrs. Murdock and Dudley guaranteed the full payment of the Company's legal fees to Davis Weber & Edwards, P.C., together with any other indebtedness of the Company to Davis Weber & Edwards, P.C. At the time Messrs. Murdock and Dudley agreed to guarantee the payment, the Company owed fees in the approximate amount of $142,875 to Davis Weber & Edwards, P.C. ("Davis, Webber"). Davis Weber subsequently sold the pledged shares in order to pay the obligation of the Company.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE DIRECTOR

          --------------------------------------------------------------


                                  PROPOSAL NO. 2

TO APPROVE A SERIES OF TRANSACTIONS PURSUANT TO WHICH THE COMPANY HAS ISSUED ITS SERIES D 4% CONVERTIBLE PREFERRED STOCK AND SERIES E 4% CONVERTIBLE PREFERRED STOCK TO SEVEN INSTITUTIONAL INVESTORS, WHICH PREFERRED STOCK MAY BE CONVERTIBLE INTO MORE THAN 20% OF THE TOTAL NUMBER OF SHARES OF COMMON STOCK ISSUED AND OUTSTANDING PRIOR TO THE COMMENCEMENT OF SUCH SERIES OF TRANSACTIONS.

           Introduction

           In November 1998, the Company completed a series of transactions constituting a private placement of shares of the Company's Series D 4% Convertible Preferred Stock (referred to in this Proxy Statement as the "Series D" preferred stock) and its Series E 4% Convertible Preferred Stock (referred to in this Proxy Statement as the "Series E" preferred stock). The Series D and Series E preferred stock are convertible into shares of Common Stock based upon a conversion formula that is based, in part, on the market price of the Common Stock during the several week period leading up to the conversion date. The actual conversion formula is described in more detail below.

           Given the structure of the conversion formula applicable to the Series D and Series E preferred stock, there effectively is no limitation on the number of shares of Common Stock into which the Series D and Series E preferred stock can be converted. As the market price of the Common Stock decreases, the number of shares of Common Stock underlying the Series D and Series E preferred stock continues to increase.

           The following table identifies the holders of the Series D and Series E preferred stock, provides information about the ownership of the Series D and Series E preferred stock as of September 9, 1999, the number of shares of Common Stock issuable upon conversion of the Series D and Series E preferred stock (based upon a hypothetical conversion of all of such preferred stock on September 9, 1999) and the percentage of the Common Stock that would be held by the holders of the Series D and Series E preferred stock assuming such a hypothetical conversion.

           The following table also provides information about the actual or potential ownership of shares of Common Stock by the holders of the Series D and Series E preferred stock as of September 9, 1999. The number of shares of Common Stock issuable upon conversion of the Series D and E preferred stock varies according to the market price at and immediately preceding the conversion date. Solely for purposes of estimating the number of shares of Common Stock that would be issuable to the holders of the Series D and E preferred stock as set forth in the table below, the Company has assumed a hypothetical conversion of all of the shares of Series D and shares of Series E preferred stock issued and outstanding as of the date hereof by such holders as of September 9, 1999, on which date the conversion price would have been $0.295, which would have been the lowest conversion price alternative as of that date. Conversion amounts include number of shares issuable as payment of accrued dividends in shares of Common Stock. For these purposes, each share of Series D or Series E preferred stock is multiplied by $20 (the stated dollar value of each such share), and that amount is divided by the conversion price. The actual conversion price and the number of shares of Common Stock issuable upon such conversion could differ substantially. Under the terms and conditions of the Series D and Series E preferred stock, as set forth in the certificates of designation for the Series D and Series E preferred stock filed with the Secretary of State of Delaware, a holder of Series D or Series E preferred stock is prohibited from converting such preferred stock to the extent such conversion by such person would result in that person beneficially owning more than 4.999% of the then outstanding shares of Common Stock following such conversion. A separate but similar provision prohibits holders of Series D and Series E preferred stock from converting such preferred stock to the extent such conversion by such person would result in that person beneficially owning more than 9.999% of the then outstanding shares of Common Stock following such conversion. These restrictions may be waived by a holder of Series D or Series E preferred stock as to itself, but not as to other holders of such preferred stock, and only upon not less than 75 days' notice to the Company. These restrictions does not prevent such holders from either waiving such limitations or converting and selling some of their convertible security position and thereafter converting or exercising the rest or another significant portion of their holding. In this way, individual holders of Series D and Series E preferred stock could sell more than 4.999% (or 9.999%) of the outstanding Common Stock in a relatively short time frame while never beneficially owning more than 4.999% (or 9.999%) of the outstanding Common Stock at a time. For purposes of calculating the number of shares of Common Stock issuable to each holder listed below assuming a full conversion of all the Series D and E preferred stock held by it as set forth below, the effect of such 4.999% and 9.999% limitations has been disregarded. The number of shares issuable to each of the holders as described in the table below therefore exceeds the actual number of shares such holders may be entitled to beneficially own upon conversion of the preferred stock. The following information is not determinative of any person's beneficial ownership of Common Stock pursuant to Rule 13d-3 or any other provision under the Securities Exchange Act of 1934, as amended.



                                                                                                                          Percent of
                                                                        Shares of              Shares of    Total Shares  Common
                                                                        Common                 Common       of Common     Stock
                                       Shares of                        Stock                  Stock        Stock         Owned
                                       Common Stock      Shares of      Issuable    Shares of  Issuable     Owned After   After
                                       Owned             Series D       Upon        Series E   upon         Conver-       Conver-
Name of Holder                         Presently         Owned          Conversion  Owned      Conversion   sion (1)      sion (1)
---------------------------------      ------------      ----------    -----------  ---------  -----------  ------------  ----------
Dominion Capital Fund, Ltd.             3,747,817 (2)     197,514      13,947,241      7,000      492,716    18,187,774    18.25%
Sovereign Partners, LP                  4,003,154 (3)     244,709      17,279,866          0            0    21,283,020    20.72%
Canadian Advantage Limited
Partnership                             1,554,023 (4)      16,111       1,137,661          0            0     2,691,684     3.20%
Endeavor Capital Fund, S.A.               386,242 (5)      46,583       3,289,409          0            0     3,675,651     4.32%
JNC Opportunity Fund Ltd.                 527,306 (6)     422,500      29,834,388          0            0    30,361,694    27.15%
Diversified Strategies Fund, L.P.         159,709 (7)      17,778       1,255,375          0            0     1,415,084     1.71%
                           Totals      10,378,251         945,195      66,743,940      7,000      492,716    77,614,907    48.79%
                                    ============= ==== ==========    ============   ========== =========== =============
------------------------


           (1)       Assumes  that  4.999%  and  9.999%  limitations   otherwise
                     applicable to Series D and Series E preferred stock conversion are waived

           (2) Includes 3,747,817 shares of Common Stock issued upon the conversion of 118,000 shares of Series E preferred stock and as dividends accrued thereon as of September 9, 1999. Excludes 4,252,031 shares of Common Stock issuable upon the hypothetical conversion of $1,218,750 principal amount of Fonix's Series C 5% Convertible Debentures issued January 29, 1999, and March 3, 1999, assuming such principal amount were converted in full as of September 9, 1999; 120,675 shares of Common Stock issuable as interest upon the hypothetical conversion of the entire principal amount of Series C Debentures owned by the holder; and 75,000 shares of Common Stock issuable upon the hypothetical exercise of a warrant issued in connection with the sale of the Series C Debentures.

           (3) Includes 4,003,154 shares of Common Stock issued upon the conversion of 125,000 shares of Series E preferred stock and as dividends accrued thereon as of September 9, 1999. Excludes 5,508,475 shares of Common Stock issuable upon the hypothetical conversion of $1,625,000 principal amount of Fonix's Series C 5% Convertible Debentures issued January 29, 1999, and March 3, 1999, assuming such principal amount were converted in full as of September 9, 1999; 160,900 shares of Common Stock issuable as interest upon the hypothetical conversion of the entire principal amount of Series C Debentures owned by the holder; and 100,000 shares of Common Stock issuable upon the hypothetical exercise of a warrant issued in connection with the sale of the Series C Debentures.

           (4) Includes 1,554,023 shares of Common Stock issued upon the conversion of 41,000 shares of Series D preferred stock and as dividends accrued thereon as of September 9, 1999.

           (5) Includes 386,242 shares of common stock issued upon the conversion of 6,139 shares of Series D preferred stock and as dividends accrued thereon as of September 9, 1999.

           (6) Includes 527,306 shares of common stock issued upon the conversion of 10,000 shares of Series D preferred stock and as dividends accrued thereon as of September 9, 1999.

           (7) Includes 159,709 shares of common stock issued upon the conversion of 2,500 shares of Series D preferred stock and as dividends accrued thereon as of September 9, 1999.

           Because the actual conversion price and the number of shares of Common Stock issuable upon conversion of the Series D and Series E preferred stock could differ substantially from the amounts set forth in the table above, the following table describes the number of shares of Common Stock that would be issuable assuming all of the presently issued and outstanding shares of Series D and Series E preferred stock were converted at the following range of hypothetical conversion prices (table excludes effect of shares of Common Stock issuable upon exercise of warrants or as payment of accrued dividends):



Hypothetical            Series D               Common Stock           Series E            Common Stock          Total Common
Conversion Price        Outstanding            Issuable               Outstanding         Issuable              Stock Issuable
--------------------    ------------------     -------------------    ---------------     ------------------    --------------
            $0.25            945,195              75,615,600              7,000                560,000             76,175,600
            $0.75            945,195              25,205,200              7,000                186,667             25,391,867
            $1.50            945,195              12,602,600              7,000                 93,333             12,695,933
            $2.25            945,195               8,401,733              7,000                 62,222              8,463,956
            $3.00            945,195               6,301,300              7,000                 46,667              6,347,967

           Nasdaq SmallCap Market Shareholder Approval Requirement

           The Common Stock is quoted on the Nasdaq SmallCap Market. Because of that listing, the Company is contractually obligated to comply with applicable rules of the Nasdaq Stock Market. Nasdaq Stock Market Rule 4310(c)(25)(H) requires shareholder approval for the issuance of shares of common stock in a transaction or series of transactions involving, among other types of transactions, the sale or issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power obtained before the issuance for less than the greater of book or market value of the stock. As is described in the table above, the conversion of all or substantially all of the issued and outstanding Series D and Series E preferred stock (together with the exercise of warrants and Common Stock issuances as payments for accrued dividends) could result in the issuance by the Company of more than 20% of the Common Stock outstanding before the sales of the Series D and Series E preferred stock.

           In recognition of this possibility and the requirements of the Nasdaq Stock Market, the Company covenanted, in connection with the sales of the Series D and Series E preferred stock, that it would seek shareholder approval of the Series D and Series E transactions to the extent such transactions could result in the issuance of more than 20% of the Common Stock outstanding immediately prior to such series of transactions. Thomas A. Murdock, the chief executive officer and Chairman of the Board of Directors of the Company, and the sole trustee of a voting trust into which is deposited a total of 10,406,772 shares of Common Stock constituting approximately 14.06% of the total issued and outstanding Common Stock as of the date of this proxy statement, has covenanted with the holders of the Series D and Series E preferred stock that he would vote all of the shares of Common Stock deposited into the voting trust to approve such transactions. The Company's Board of Directors now solicits your proxy to be voted to approve such transactions by approving this Proposal No. 2.

           Risk Factors

           In considering how to respond to the solicitation of your proxy for this Proposal No. 2, you should carefully consider the following risks:

           Introduction

           The Company presently has three series of preferred stock outstanding: Series A, Series D, and Series E. All of the Company's presently outstanding preferred stock is convertible into shares of Common Stock. The Series A was issued in October 1995 and is convertible, one-for-one into 166,667 shares of Common Stock at the option of the holder. The Series D and Series E preferred stock is convertible into Common Stock according to one of three separate conversion formulas, one of which is based, in part, on the market price of Common Stock during the several week period leading up to the conversion date.

           Private Placement with Repricing Rights Shares

           In addition to the Series D and E preferred stock, the Company has other contractual obligations to issue additional shares of its common stock that are dependent on the prevailing market price of Common Stock. Specifically, on December 22, 1998, the Company completed a private placement of 1,801,802 shares of Common Stock. The investor that participated in that transaction also acquired "Repricing Rights" that entitle the holder thereof to receive upon exercise that number of additional shares of Common Stock for no additional consideration as shall be determined by multiplying the number of Repricing Rights exercised by the following fraction:

                         (Repricing Price - Market Price)
                         --------------------------------
                                   Market Price

The investor acquired one Repricing Right for each share of Common Stock purchased. "Market Price" means the lowest closing bid price of Common Stock, as quoted on the Nasdaq SmallCap Market, during the 15 consecutive trading days immediately preceding the exercise date. "Repricing Price" means:

              $1.3875 from March 22, 1999 to and including April 21, 1999, $1.3986 from April 22, 1999 to and including May 21, 1999, $1.4097 from May 22, 1999 to and including June 20, 1999, $1.4208 from June 21, 1999 to and including July 20, 1999,and
              $1.4319  at  any  time  after  July  20,   1999  until  the
              expiration of the Repricing Rights.

           Series C 5% Convertible Debentures

           In addition to the Repricing Rights, the Company has, since the issuance of the Series D and Series E preferred stock, issued other securities that are convertible into Common Stock according to a conversion formula that is determined by reference to the market price of the Common Stock at and around the time of conversion. Specifically, on January 29, 1999, the Company entered into a Securities Purchase Agreement (the "Debenture Purchase Agreement") with four investors, which subsequently was supplemented on March 3, 1999. Under the Debenture Purchase Agreement, the Company agreed to issue its Series C 5% Convertible Debentures ("Debentures") in the aggregate principal amount of $6,500,000. Included among the investors that purchased the Debentures are some of the holders of the Series D and Series E preferred stock and the Repricing Rights.

           The outstanding principal amount of the Debentures is convertible at any time at the option of the holder into shares of Common Stock at a conversion price equal to the lesser of the following:

           1.        $1.25; or
           2.        The average of the  closing  bid price of the Common  Stock
                     for  the  five  trading  days  immediately   preceding  the
                     conversion date multiplied by 80%.

In connection with the sale of the Debentures, the Company issued to the investors a total of 400,000 Common Stock purchase warrants having an exercise price of $1.25 per share and having a term of three years.

           The following table identifies the total number of shares of all series of preferred stock with floating conversion rates, the total number of Repricing Rights outstanding and the total principal amount of the Debentures outstanding, and the total number of shares of Common Stock issuable assuming the hypothetical conversion or exercise of all such preferred stock, Repricing Rights or Debentures as of September 9, 1999, and the percentage of Common Stock that would be owned by the holders of such convertible securities assuming such conversions or exercises. For purposes of this table, the Company has assumed that the holders of the Series D and E preferred stock would have elected that conversion price that would yield the greatest number of shares of common stock upon conversion. All calculations exclude the issuance of shares of Common Stock in payment for dividends accrued on the Series D and E preferred stock at the time of conversion.

                                    Number of Convertible         Shares of Common                Percent of Common
                                    Securities Outstanding/       Stock Issuable Upon             Stock Owned By
                                    Principal Amount of           Conversion or                   Holders After
Convertible Security                Debentures                    Exercise                        Conversion
-------------------------------     --------------------------    -------------------------   --------------------------
Series D Preferred Stock                          945,195                   64,081,017               44.03%
Series E Preferred Stock                            7,000                      474,576                0.58%
Repricing Rights                                1,801,802                    5,703,653                6.54%
Debentures                                     $6,500,000                   22,033,898               21.29%
                          Total                                             92,293,145               53.12%
                                                                  =========================   ==========================


           The following table describes the number of shares of Common Stock that would be issuable assuming all of the presently issued and outstanding shares of Series D and Series E preferred stock were converted, the Repricing Rights were exercised at the terms most beneficial to the holder, and the Debentures were converted, and further assuming that the applicable conversion or exercise prices at the time of such conversion or exercise were the following amounts (the table excludes effect of the issuance of shares of common stock upon payment of accrued interest or dividends and also excludes differences among the various methods of calculating the applicable conversion or exercise price):



                                      Shares of Common Stock Issuable Upon Conversion or Exercise of
-------------------------     -----------------------------------------------------------------------------  -----------------------
Hypothetical Conversion/        Series D             Series E            Repricing                                   Total Common
Exercise Price                  Preferred Stock    Preferred Stock         Rights           Debentures              Stock Issuable
-------------------------     ------------------  -----------------    ----------------   -----------------  -----------------------
$0.25                          75,615,600               560,000            8,518,199         26,000,000                110,693,799
$0.75                          25,205,200               186,667            1,638,198          8,666,667                 35,696,731
$1.50                          12,602,600                93,333                    0          4,333,333                 17,029,267
$2.25                           8,401,733                62,222                    0          2,888,889                 11,352,844
$3.00                           6,301,300                46,667                    0          2,166,667                  8,514,633


Overall Dilution to Market Price and Relative Voting Power of Previously Issued Common Stock

           The conversion of the Series D and Series E preferred stock and the other convertible securities issued by the Company may result in substantial dilution to the equity interests of other holders of the Common Stock. Specifically, the issuance of a significant amount of additional Common Stock would result in a decrease of the relative voting control of the Common Stock issued and outstanding prior to the conversion of the Series D and Series E preferred stock and the other convertible securities. Furthermore, public resales of Common Stock following the conversion of the Series D and Series E preferred stock and other convertible securities likely would depress the prevailing market price of the Common Stock. Even prior to the time of actual conversions or exercises and public resales, the market

"overhang" resulting from the mere existence of the Company's obligation to honor such conversions and exercises could depress the market price of the Common Stock.

           Increased Dilution With Decreases in Market Price of Common Stock

           The outstanding shares of Series D and Series E preferred stock and other securities issued by the Company are convertible or exercisable at a floating price that may and likely will be below the market price of the Common Stock prevailing at the time of conversion or exercise and, as a result, the lower the market price of the Common Stock at and around the time the holder converts or exercises, the more Common Stock the holder receives. Any increase in the number of shares of Common Stock issued upon conversion or exercise would magnify the risks of dilution described in the preceding risk factor.

           Increased Potential for Short Sales

           Downward pressure on the market price of the Common Stock that likely would result from sales of Common Stock issued on conversion of the Series D and Series E preferred stock and the Company's other convertible securities could encourage short sales of Common Stock by the holders of the Series D and Series E preferred stock or others. Material amounts of such short selling could place further downward pressure on the market price of the Common Stock.
           Limited Effect of Restrictions on Extent of Conversions

           Even though the holders of the Series D and Series E preferred stock are prohibited from converting their preferred stock into more than 4.999% of the then outstanding Common Stock, this restriction does not prevent such holders from either waiving such limitation or converting and selling some of their preferred stock holding and thereafter converting the rest or another significant portion of their holding. In this way, individual holders of Series D and Series E preferred stock could sell more than 4.999% of the outstanding Common Stock in a relatively short time frame while never holding more than 4.999% at a time.

           Background of Series D and Series E Preferred Stock Transactions

           Series D Preferred Stock

           In March 1998, the Company sold 3,333,333 shares of Common Stock to seven institutional investors (the "Investors') for a total of $15,000,000. In connection with the sale of those shares, the investors acquired "reset" rights obligating the Company to issue to them additional shares of Common Stock ("Reset Shares") for no additional consideration if the average market price of the Company's Common Stock for the 60-day period preceding July 27, 1998 did not equal or exceed $5.40 per share. In separate transactions in June and August 1998, certain of the Investors provided $3,000,000 of additional equity financing to the Company, in return for which the Company issued to them 666,667 additional shares of Common Stock.

           The Company and the Investors subsequently entered into a Series D Preferred Stock Purchase Agreement dated as of August 31, 1998 ("Series D Agreement"). Under the Series D Agreement, the Company issued a total of 500,000 shares of its newly authorized Series D preferred stock to five of the Investors in return for the payment by them of a total of $10,000,000. Additionally, the Company issued to all of the Investors, pro rata according to the number of shares of Common Stock acquired by them in the March 1998 transaction, a total of 608,334 shares of Series D preferred stock in return for their relinquishment of their contractual right to receive Reset Shares as to the Common Stock acquired in the March 1998 placement. The Company agreed to and did issue a total of 1,390,476 Reset Shares in respect of the $3,000,000 invested in June and August 1998. Subsequently, on November 13, 1998, the Company sold 50,000 additional shares of Series D Preferred Stock to two of the selling stockholders on the same terms and conditions as the August 31, 1998 agreement.

           Each share of Series D preferred stock has a "stated" or principal value of $20, on which amount dividends accrue at the rate of 4% per annum and are payable annually or upon conversion in cash or Common Stock at the option of the Company. The Series D preferred stock is presently convertible into Common Stock. Holders of Series D preferred stock, however, may not convert during each month more than 25% of the total number of shares of Series D preferred stock originally issued to such holder on a cumulative basis. For example, during the first month a holder may convert up to 25% of the total preferred stock issued to it, and during the following month that same holder may convert, on an aggregate to date basis, up to 50% of the total number of shares of Series D Preferred Stock held by it. Additionally, any holder of Series D preferred stock may convert up to 50% of the number of shares of Series D preferred stock originally issued to it per month, on a cumulative basis, if both of the following conditions are satisfied:

            1. the average daily trading volume of the Company Common Stock is more than 500,000 shares for the 10 trading-day period before the conversion; and

            2. the average per share closing bid price for such 10 trading-day period has not decreased by more than 5% from the closing bid price on the trading day immediately preceding the first day of such 10trading-day period.

           Series E Preferred Stock

           The Company and two of the Investors entered into a Series E Preferred Stock Purchase and Exchange Agreement dated September 30, 1998 ("Series E Agreement"). Under the Series E Agreement, the Company issued a total of 100,000 shares of its newly authorized Series E preferred stock to two of the Investors in return for the payment by them of a total of $2,000,000.
Additionally, the Company issued to the purchasers of the Series E preferred stock a total of 150,000 additional shares of Series E preferred stock in exchange for which those purchasers surrendered a total of 150,000 shares of Series D preferred stock, which was canceled upon receipt.

           Each share of Series E preferred stock has a "stated" or principal value of $20, on which amount dividends accrue at the rate of 4% per annum and are payable annually or upon conversion in cash or Common Stock at the option of the Company. The Series E preferred stock is convertible, in whole or in part, into Common Stock at anytime after its issuance.

           Conversion of Series D and Series E Preferred Stock Into Common Stock

           Each share of Series D and Series E preferred stock is convertible into that number of shares of Common Stock as is determined by dividing $20 by the lesser of any of the following (at the option of the converting holder):

           1.        $3.50, or

           2.        the lesser of

                     o $2.3375 (for the Series D) or $ $1.4369 (for the Series E) which amounts constitute 110% of the average per share closing bid prices for the 15 trading days immediately preceding the dates of the Series D and Series E Agreements, respectively; or

                     o 90% of the average of the three lowest per share closing bid prices during the 22 trading days immediately preceding the conversion date.

If the converting holder elects conversion option 1, in addition to the shares of Common Stock issued upon the conversion, the converting holder will receive a warrant to purchase 0.8 shares of Common Stock. Those warrants will have an exercise price that will be 120% of the per share closing bid price of the Common Stock on the date the warrants are issued and will have a three-year term. Any shares of Series D or Series E preferred stock not converted as of

August 31, 2001 will automatically be converted into Common Stock according to whichever of the conversion formulas described above yields the greatest number of shares of Common Stock.

           As of September 9, 1999, 63,139 shares of Series D preferred stock had been converted into 2,833,378 shares of Common Stock, including amounts issued as payment of dividends accrued on the Series D preferred stock converted.

           As of September 9, 1999, 243,000 shares of Series E preferred stock had been converted into 7,754,547 shares of Common Stock, including amounts issued as payment of dividends accrued on the Series E preferred stock converted.

           The Company entered into a registration rights agreement with the purchasers of the Series D and Series E preferred stock under which the Company must register the Common Stock issuable upon conversion of the Series D and Series E preferred stock, payment of stock dividends on the Series D and Series E preferred stock and exercise of any warrants issued upon conversion of the Series D and Series E preferred stock. The Company also covenanted to reserve out of its authorized and unissued shares of Common Stock no less than that number of shares that would be issuable upon the conversion of the Series D and Series E preferred stock and any dividends payable in stock on the preferred stock and the exercise of the warrants, if any.

           The Company's Board of Directors has determined that the consummation of the transactions contemplated by the Series D and Series E Agreements furthered the best interests of the Company by providing necessary capital to allow the Company to acquire Articulate Systems, Inc. and to provide additional operating capital necessary to fund the Company's operations during the fourth quarter of 1998. The Board of Directors therefore approved such transactions. The Company's Board of Directors now recommends that the Company's shareholders vote to approve the transactions contemplated by those Agreements.

           Approval by a majority of the votes present and entitled to vote at the Special Meeting will be required to approve the proposal. If such shareholder approval is not obtained, the Series D and Series E Agreements, and the documents executed by the Company in connection with those agreements, will not be voided or voidable, but will remain legal obligations of the Company. Consequently, if the Company's shareholders do not, by the requisite vote, approve this Proposal No. 1, the Company will face the choice of either defaulting on its contractual covenants with the Investors, giving rise to claims for money damages for breach of contract, or by violating the applicable Nasdaq Stock Market rule, which could result in a delisting of the Common Stock from the Nasdaq SmallCap Market.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 2

                        ----------------------------


                               PROPOSAL NO. 3

PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO AUTHORIZE CLASS B COMMON STOCK AND TO REDESIGNATE THE COMPANY'S EXISTING COMMON STOCK AS CLASS A COMMON STOCK.

           The Company's Board of Directors has approved and recommends to the shareholders the adoption of an amendment to Article Fourth of the Company's certificate of incorporation. The amended Article Fourth would (a) redesignate the existing Common Stock as Class A Common Stock, and (b) authorize the issuance of 1,985,000 shares of new Class B Common Stock. The text of Article Fourth, as proposed to be amended, is attached as Exhibit A-1, which exhibit assumes Proposal No. 4 is approved by the shareholders. The text of Article Fourth, as proposed to be amended assuming the shareholders do not approve Proposal No. 4 is attached as Exhibit A-2. The summary of the amended Article Fourth contained herein should be read in conjunction with, and is qualified in its entirety by reference to, the full text of the proposed Article Fourth set forth as Exhibits A-1 or A-2, as the case may be.

           Background of the Amendment

           Authorization of Class B Common Stock

           On July 31, 1998, the Company entered into an Agreement and Plan of Merger by and among the Company, ASI Acquisition Corporation, a wholly owned subsidiary of the Company, and Articulate Systems, Inc. The merger (the "ASI Merger") closed on September 2, 1998. At closing, the parties executed Amendment No. 1 to Agreement and Plan of Merger ("Amendment No. 1"). Under Amendment No. 1, and in order for the ASI Merger to constitute a tax-free reorganization within the meaning of Section 368(a)(2)(D) of the Internal Revenue Code of 1986, as amended, the Company agreed to issue 1,985,000 additional shares of Common Stock as consideration for the ASI Merger ("Exchange Shares"). The parties further agreed, however, that such additional number of shares would be issued to an escrow agent following the closing of the ASI Merger and could be exchanged at any time during the 90-day period following the closing for an equal number of shares of the Company's Class B Non-Voting Common Stock, subject to the approval by the Company's shareholders of the authorization of such class of Common Stock at the Special Meeting. The Company and the representatives of the ASI shareholders subsequently have entered into an amendment agreement under which the time period for obtaining shareholder approval for the authorization and issuance of the Class B Common Stock has been extended to December 31, 1999.

          Summary of the Terms of the Class B Non-Voting Common Stock (As Compared to Class A Common Stock)

           Voting Rights

           Except as otherwise provided by law, the holders of the Class A Common Stock will have full voting rights and powers to vote on all matters submitted to shareholders of the Company for vote, consent or approval, and each holder of Class A Common Stock shall be entitled to one vote for each share of Class A Common Stock held of record by such holder. Except as otherwise provided by law, the holders of Class B Common Stock shall have no right to vote on any matter submitted to shareholders of the Company for vote, consent or approval, and the Class B Common Stock shall not be included in determining the number of shares voting or entitled to vote on such matters.

           Dividend, Liquidation  and Other Rights of Common Stock.

           Except as specifically otherwise provided in the Amendment No. 1, all shares of Common Stock shall be identical and shall entitle the holders thereof to the same rights and privileges, including without limitation, the payment of dividends and rights upon dissolution and liquidation of the Company. The Company shall not subdivide or combine any shares of Common Stock, or pay any dividend or retire any share or make any other distribution on any share of Common Stock or accord any other payment, benefit or preference to any share of Common Stock, except by extending such subdivision, combination, distribution, payment, benefit or preference equally to all shares of Common Stock. If dividends are declared which are payable in shares of Common Stock, such dividends shall be payable in shares of Class A Common Stock to holders of Class A Common Stock and in shares of Class B Common Stock to holders of Class B Common Stock. Subject to the rights of the holders of the Company's preferred stock, the holders of Common Stock will be entitled to dividends out of funds legally available therefor, when declared by the Board of Directors in respect of Common Stock, and, upon any liquidation of the Company, to share ratably in the assets of the Company available for distribution to the holders of Common Stock.

           Redemption

           Except as otherwise provided by law, the Company shall have no right or obligation to redeem the Class A Common Stock. At any time after September 2, 2003, the Company shall have the right, exercisable at any time, to redeem from funds legally available therefor all or any portion of the then outstanding shares of Class B Common Stock at a per share price equal to the "Redemption Price," provided that such redemption is made on a pro rata basis with respect to all holders of Class B Common Stock. "Redemption Price" shall be (i) during the period between September 2, 2003 and that date 60 days thereafter, $2.75 per share of Class B Common Stock redeemed, and (ii) at any time after the 61st day following September 2, 2003, the closing bid price per share of the Class A Common Stock.

           Effectiveness

           Adoption of this Proposal No. 2 requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock on the Record Date. Assuming such approval, upon the filing of Amendment No. 1 with the Delaware Secretary of State, each outstanding share of Common Stock will be reclassified as and changed into one share of Class A Common Stock. Shareholders do not need to, and are requested not to, submit their certificates representing Common Stock for reissuance as Class A Common Stock. Outstanding certificates representing shares of Common Stock will be deemed to represent Class A Common Stock following the effective date of the Amendment, assuming shareholder approval. Certificates of Class A Common Stock will be issued in the normal course as transfers occur. Assuming the Company's shareholders approve Amendment No. 1, the Company will exchange the Exchange Shares, and shall issue the shares of Class B Common Stock, pro rata, to the former shareholders of Articulate Systems, Inc. If the Company's shareholders do not approve the Amendment No. 1, the escrow pursuant to which the Exchange Shares are held will expire, and the Exchange Shares shall be distributed, pro rata, to the former shareholders of Articulate Systems, Inc.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 3
                     ----------------------------------------

                                 PROPOSAL NO. 4

PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED CAPITAL OF THE COMPANY TO INCLUDE 300,000,000 SHARES OF COMMON STOCK, PAR VALUE $.0001 PER SHARE AND 50,000,000 SHARES OF PREFERRED STOCK, PAR VALUE $.0001 PER SHARE.

           The first sentence of Article Fourth of the Company's certificate of incorporation, as amended to date, reads:

          "FOURTH: The total number of shares of stock which the Company shall have authority to issue is ONE HUNDRED MILLION (100,000,000) shares of Common Stock and TWENTY MILLION (20,000,000) shares of Preferred Stock."

           The Company's Board of Directors has approved and recommends to the shareholders the adoption of an amendment to this sentence of Article Fourth of the Company's certificate of incorporation ("Amendment No. 2") that would increase the number of shares of Common Stock that the Company is authorized to issue from 100,000,000 shares to 300,000,000 shares, and the number of shares of Preferred Stock that the Company is authorized to issue from 20,000,000 shares to 50,000,000 shares. The first sentence of Article Fourth, as amended, would read as follows:

          "FOURTH: The total number of shares of stock which the Company shall have authority to issue is THREE HUNDRED MILLION (300,000,000) shares of Common Stock and FIFTY MILLION (50,000,000) shares of Preferred Stock."

Except for this change, Amendment No. 2 would not affect any other provision of the certificate of incorporation.

           Background of the Proposed Amendment

           As part of the Series D and Series E Agreements, the Company covenanted that it would hold a special meeting of its shareholders and seek the Company's shareholders' approval both with respect to the issues described in Proposal

No. 2, above, and to amend the Company's certificate of incorporation to increase the authorized shares of Common Stock from 100,000,000 shares to no less than 150,000,000 shares.

           As of the Record Date, there were 74,020,809 shares of the Company's Common Stock issued and outstanding. As of the Record Date, there were 18,907,582 shares of Common Stock are reserved for issuance pursuant to presently issued and outstanding options, warrants and similar rights, including shares that have been set aside for issuance under the Company's existing incentive stock option plans. Depending on the market price for the Common Stock as related to the conversion of the Series D and Series E preferred stock, the Company may have to increase the number of shares of authorized Common Stock in order to recognize the conversions of all of the issued and outstanding shares of Series D and Series E preferred stock.

           Management believes that, in addition to complying with the Company's contractual obligations as set forth in the Series D and Series E Agreements, the proposed Amendment No. 2 would benefit the Company by providing greater flexibility to the Board of Directors to issue additional equity securities to raise additional capital, to facilitate possible future acquisitions and to provide stock-related employee benefits. To date, the Company's primary source of financing has been private sales of Common Stock or other equity or debt securities convertible into Common Stock. The Company presently is in immediate need of additional capital and plans to seek additional capital through sales of its securities during the fourth quarter of 1999. To facilitate such financing transactions, the authorized capital of the Company will need to be increased pursuant to a shareholder-approved amendment to the certificate of incorporation.

           During 1998, the Company acquired four companies that have technologies complementary to the Company's core voice recognition and related technologies. The purchase prices for three of those acquisitions was paid, in part, through the issuance of Common Stock to the shareholders of the acquired companies, and in part, through cash received from private sales to third parties of Common Stock or securities convertible into Common Stock. The Company previously has identified other companies with complementary technologies with which the Company has had limited negotiations. Although the Company still believes that some of such potential candidates could present excellent opportunities for the Company, the Company is not presently engaged in any active merger or acquisition negotiations with any party and does not presently intend to consummate any merger or acquisition transaction in the near term. Nevertheless, in the event the Company does determine to proceed with additional mergers or acquisitions, the Company anticipates that it would issue shares of Common Stock to finance all or part of such transactions. Additional authorized capital would be necessary to pursue any such transactions.

           For these reasons, the Company's Board of Directors is seeking shareholder approval of the proposed Amendment No. 2.

           If the Amendment No. 2 is approved at the Annual Meeting, generally, no shareholder approval would be necessary for the issuance of all or any portion of the additional shares of Common Stock unless required by law or any rules or regulations to which the Company is subject. However, as long as the Common Stock is quoted for trading on the Nasdaq SmallCap Market, the flexibility that this amendment would provide the Board of Directors will be limited by the rules of such market which, as presently in effect, would generally require shareholder approval for the issuance of Common Stock when:
(i) a stock option or purchase plan is to be established or other arrangements made pursuant to which Common Stock may be acquired by directors or officers, except for warrants or rights issued generally to security holders of the Company or broadly based plans or arrangements including other employees; (ii) the issuance would result in a change in control of the Company; (iii) the stock or assets of another company are acquired if any director, officer or substantial shareholder of the Company has a 5% or greater interest (or such persons collectively have a 10% or greater interest), directly or indirectly, in the company or assets to be acquired or in the consideration to be paid in the transaction or series of related transactions and the present or potential issuance of Common Stock, or securities convertible into or exercisable for Common Stock, could result in an increase in outstanding common shares or voting power of 5% or more; or where, due to the present or potential issuance of Common Stock, or securities convertible into or exercisable for Common Stock, other than a public offering for cash: (A) the Common Stock has or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding before the issuance of stock or securities convertible into or exercisable for Common Stock; or (B) the number of shares of Common Stock to be issued is or will be equal to or in excess of 20% of the number of shares of Common Stock outstanding before the issuance of the stock or securities; or (iv) in connection with a transaction other than a public offering involving: (1) the sale or issuance by the Company of Common Stock (or securities convertible into or exercisable for Common Stock) at a price less than the greater of book or market value which together with sales by officers, directors or substantial shareholders of the company equals 20% or more of Common Stock or 20% or more of the voting power outstanding before the issuance; or (2) the sale or issuance by the Company of Common Stock (or securities convertible into or exercisable Common Stock) equal to 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

           Depending upon the consideration per share received by the Company for any subsequent issuance of Common Stock, such issuance could have a dilutive effect on those shareholders who paid a higher consideration per share for their stock. Also, future issuances of Common Stock will increase the number of outstanding shares, thereby decreasing the percentage ownership in the Company (for voting, distributions and all other purposes) represented by existing shares of Common Stock. The availability for issuance of the additional shares of Common Stock may be viewed as having the effect of discouraging an unsolicited attempt by another person or entity to acquire control of the Company. Although the Board of Directors has no present intention of doing so, the Company's authorized but unissued Common Stock could be issued in one or more transactions that would make a takeover of the Company more difficult or costly, and therefore less likely. The Company is not aware of any person or entity who is seeking to acquire control of the Company. Holders of Common Stock do not have any preemptive rights to acquire any additional securities issued by the Company.

           If the Company's shareholders do not approve the Amendment No. 2, due to changes in the market price of the Common Stock affecting conversion ratios of presently outstanding convertible securities, the Company may be precluded from satisfying its contractual obligations to issue shares of Common Stock. In such event, the Company could be subject to material liabilities for money damages that could adversely affect the Company's operations and financial condition. Moreover, even if the Company were to negotiate additional merger or acquisition transactions on terms acceptable to the Company, it would not be able to complete such transactions without an increase in authorized capital.

           Adoption of the proposal to approve the Amendment No. 2 requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock on the Record Date. If approved by the shareholders, Amendment No. 2 would become effective upon the filing with the Secretary of State of the State of Delaware of a certificate of amendment to the certificate of incorporation setting forth such increase.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 4

                     ----------------------------------------


             PROPOSAL 5 -- APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS

           The Board of Directors of the Company has selected the international certified public accounting firm of Arthur Andersen LLP ("Arthur Andersen") as the independent public accountant for the Company for the fiscal year ending December 31, 1999. Arthur Andersen audited the Company's financial statements for the fiscal years ended December 31, 1997 and 1998, and also has audited the financial statements of AcuVoice, Inc., incident to the Company's acquisition of AcuVoice in March 1998. Deloitte & Touche LLP ("Deloitte & Touche") was appointed as the Company's independent accountant for the fiscal year ended December 31, 1997. Pritchett, Siler & Hardy, P.C., served as the Company's independent public accountant for the fiscal year ended December 31, 1995.

           The Company engaged Pritchett, Siler & Hardy on February 9, 1995 to provide outside accounting and auditing services for the Company related to the 1994 audit. At that time, the Pritchett, Siler & Hardy firm was named Peterson, Siler & Stevenson. It subsequently changed its name to Pritchett, Siler & Hardy, P.C., and that firm continued as the Company's independent accountant until March 24, 1997, when the Company engaged Deloitte & Touche. Deloitte & Touche audited the Company's financial statements for the fiscal year ended December 31, 1996. On February 24, 1998 the Company appointed Arthur Andersen to replace Deloitte & Touche as independent accountants of the Company for the fiscal year ended December 31, 1997. Deloitte resigned as the Company's independent auditors on February 23, 1998.

           The report of Deloitte & Touche on the Company's consolidated financial statements for the year ended December 31, 1996 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle, except that Deloitte's report on the consolidated financial statements for the year ended December 31, 1996 included an explanatory paragraph with respect to the Company being in the
development  stage  and  its  having  suffered   recurring  losses  which  raise
substantial doubt about its ability to continue as a going concern. In connection with the audit for the year ended December 31, 1996, and through February 23, 1998, the Company has had no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte would have caused it to make reference thereto in its report on the consolidated financial statements for such year. During the year ended December 31, 1996, and through February 23, 1998, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

           There were no disagreements between the Company and Pritchett, Siler & Hardy. That firm did, however, include in its Independent Auditors' Report for the 1995 fiscal year an explanatory paragraph with respect to the Company being in the development stage and its having suffered recurring losses which raise substantial doubt about its ability to continue as a going concern.

           The Company's decision to engage Arthur Andersen was approved by the Company's Board of Directors. At the Annual Meeting, shareholders will be asked to ratify the selection by the Board of Directors of Arthur Andersen as the Company's independent accountant for the 1998 fiscal year.

    THE BOARD RECOMMENDS SHAREHOLDER APPROVAL OF THE SELECTION OF ACCOUNTANT

           Representatives of Arthur Andersen are expected to attend the Annual Meeting and will have an opportunity to make a statement if they desire to do so, and they will be available to answer appropriate questions from shareholders.

         --------------------------------------------------------------


                                 OTHER MATTERS

           As of the date of this Proxy Statement, the Board of Directors of the Company does not intend to present and has not been informed that any other person intends to present a matter for action at the Annual Meeting other than as set forth herein and in the Notice of Annual Meeting. If any other matter properly comes before the meeting, it is intended that the holders of proxies will act in accordance with their best judgment.

           The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. In addition to the solicitation of proxies by mail, certain of the officers and employees of the Company, without extra compensation, may solicit proxies personally or by telephone, and, if deemed necessary, third party solicitation agents may be engaged by the Company to solicit proxies by means of telephone, facsimile or telegram, although no such third party has been engaged by the Company as of the date hereof. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting materials to the beneficial owners of Common Stock held of record and will reimburse such persons for forwarding such material. The cost of this solicitation of proxies will be borne by the Company.

        --------------------------------------------------------------


                                ANNUAL REPORT

           Copies of the Company's Annual Report on Form 10-K (including financial statements and financial statement schedules) filed with the Securities and Exchange Commission may be obtained without charge by writing to the Company - Attention: Douglas L. Rex, 1225 Eagle Gate Tower, 60 East South Temple Street, Salt Lake City, Utah 84111. A request for a copy of the Company's Annual Report on Form 10-K must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of common stock of the Company on September 16, 1999. Exhibits to the Form 10-K, if any, will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

           A Copy of the Company's 1998 Annual Report to Shareholders is being mailed with this Proxy Statement, but is not deemed a part of the proxy soliciting material.

         --------------------------------------------------------------


         NOTICE REGARDING CLOSING OF SALE OF HEALTHCARE SOLUTIONS GROUP

           By way of notice to the shareholders of the Company as required by Delaware corporate law, on September 1, 1999, the Company closed its sale (the "Sale") of the operations and a significant portion of the assets of the Company's HealthCare Solutions Group to Lernout & Hauspie Speech Products N.V., a Belgian corporation with its principal place of business in Ieper, Belgium. The Company solicited the written consent of the shareholders of the Company for the Sale, and received the consent of approximately 57.36% of the shareholders prior to the closing of the Sale.


          --------------------------------------------------------------


                               SHAREHOLDER PROPOSALS

           Any shareholder proposal intended to be considered for inclusion in the proxy statement for presentation in connection with the 1999 Annual Meeting of Shareholders must have been received by the Company by December 31, 1998. No such proposals were received.

           Any shareholder proposal intended to be considered for inclusion in the proxy statement for presentation in connection with the 2000 Annual Meeting of Shareholders must be received by the Company by December 31, 1999. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. The Company suggests that any such request be submitted by certified mail, return receipt requested. The Board of Directors will review any proposal which is received by December 31, 1999, and determine whether it is a proper proposal to present to the 2000 Annual Meeting.

           The enclosed Proxy is furnished for you to specify your choices with respect to the matters referred to in the accompanying notice and described in this Proxy Statement. If you wish to vote in accordance with the Board's recommendations, merely sign, date and return the Proxy in the enclosed envelope which requires no postage if mailed in the United States. A prompt return of your Proxy will be appreciated.

                       By Order of the Board of Directors



                       Thomas A. Murdock, Chief Executive Officer

Salt Lake City, Utah
_______, 1999

                                  APPENDICES

1.         EXHIBIT A-1

2.         EXHIBIT A-2

3.         FORM OF PROXY

                                 Exhibit A-1

The text of the proposed Amendment No. 1 is as follows:

"FOURTH: The total number of shares of stock which the Company shall have authority to issue is ONE HUNDRED MILLION (100,000,000) shares of Common Stock and TWENTY MILLION (20,000,000) shares of Preferred Stock. All shares of stock authorized hereunder shall have a par value of 1/100th of one cent ($.0001) per share.

                A. Common Stock. The Common Stock shall be of two classes, each without cumulative voting rights and without any preemptive rights, which classes shall be designated as Class A Common Stock and Class B Common Stock.

                     1.   Dividend and Other Rights of Common Stock.

                          a. Ratable Treatment. Except as specifically otherwise
                     provided herein, all shares of Common Stock shall be identical and shall entitle the holders thereof to the same rights and privileges. The Company shall not subdivide or combine any shares of Common Stock, or pay any dividend or retire any share or make any other distribution on any share of Common Stock or accord any other payment, benefit or preference to any share of Common Stock, except by extending such subdivision, combination, distribution, payment, benefit or preference equally to all shares of Common Stock. If dividends are declared which are payable in shares of Common Stock, such dividends shall be payable in shares of Class A Common Stock to holders of Class A Common Stock and in shares of Class B Common Stock to holders of Class B Common Stock.

                          b. Dividends.  Subject to the rights of the holders of
                     Preferred Stock, the holders of Common Stock shall be entitled to dividends out of funds legally available therefor, when declared by the Board of Directors in respect of Common Stock, and, upon any liquidation of the Company, to share ratably in the assets of the Company available for distribution to the holders of Common Stock.

                     2.   Voting Rights of Common Stock.

                          a. Class A Common Stock.  Except as otherwise provided
                     by law, the holders of Class A Common Stock shall have full voting rights and powers to vote on all matters submitted to stockholders of the Company for vote, consent or approval, and each holder of Class A Common Stock shall be entitled to one vote for each share of Class A Common Stock held of record by such holder.

                          b. Class B Common Stock.  Except as otherwise provided
                     by law, the holders of Class B Common Stock shall have no right to vote on any matter submitted to stockholders of the Company for vote, consent or approval, and the Class B Common Stock shall not be included in determining the number of shares voting or entitled to vote on such matters.

                     3.   Redemption.

                          a. Class A Common Stock.  Except as otherwise provided
                     by law, the Company shall have no right or obligation to redeem the Class A Common Stock.

                          b. Class B Common Stock.  At any time after  September
                     2, 2003, the Company shall have the right, exercisable at any time, to redeem from funds legally available therefor all or any portion of the then outstanding shares of Class B Common Stock at a per share price equal to the Redemption Price (as herein defined); provided that such redemption is made on a pro rata basis with respect to all holders of Class B Common Stock. Any redemption of the Class B Common Stock shall be effected by the delivery of a notice to each holder of Class B Common Stock, which notice shall indicate the number of shares of Class B Common Stock of each holder to be redeemed and the date that such redemption is to be effected, which shall be the date (the "Redemption Date") which is five (5) business days after the date such notice is delivered. All redeemed shares of Class B Common Stock shall cease to be outstanding and shall have the status of authorized but undesignated common stock, but may not be reissued as Class B Common Stock. The entire Redemption Price payable to any holder shall be paid in cash by the Redemption Date.

                          c.   Definitions.

                                    (i)  "Redemption  Price" shall be (i) during
                          the period between September 2, 2003 and that date sixty (60) days thereafter, two and 75/100 dollars ($2.75) per share of Class B Common Stock redeemed, and (ii) at any time after the sixty-first (61st) day following September 2, 2003, the Fair Market Value (as defined herein) of the Class A Common Stock on the Redemption Date.

                                    (ii) "Fair Market  Value" shall mean, on any
                          particular date (a) the closing bid price per share of the Class A Common Stock on the last trading day immediately prior to such date on the Nasdaq SmallCap Market or other principal stock exchange or quotation system on which the Class A Common Stock is then listed or quoted or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Class A Common Stock is not listed then on the Nasdaq SmallCap Market or any stock exchange or quotation system, the closing bid price for a share of Class A Common Stock in the over-the-counter market, as reported by the Nasdaq Stock Market or in the National Quotation Bureau
                          Incorporated or similar organization or agency succeeding to its functions of reporting prices at the close of business on such date, or (c) if the Class A Common Stock is not then reported by the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices, then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the holder, or (d) if the Class A Common Stock is not then publicly traded the fair market value of a share of Class A Common Stock as determined by an appraiser selected in good faith by the Company.

                B. Preferred Stock. The Preferred Stock shall be issued from time to time in one or more series, with such distinctive serial designations as shall be stated and expressed in the resolution or resolutions providing for the issuance of such shares as are from time to time adopted by the Board of Directors. In such resolution or resolutions providing for the issuance of shares of each particular series of Preferred Stock, the Board of Directors is expressly authorized, without further vote or action of the stockholders of the Company and to the fullest extent allowed under Delaware law, to fix the rights, preferences, privileges, and restrictions of such series of Preferred Stock, including the annual rate or rates of dividends for the particular series and whether such dividends shall be cumulative or noncumulative; the redemption price or prices for the particular series; the rights, if any, of holders of the shares of the particular series to convert the same into shares of any other series or class or other securities of the Company or any other corporation, with any provisions for the subsequent adjustment of such conversion rights; the voting rights; anti-dilution rights; terms of redemption (including sinking fund provisions); the number of shares constituting any series, and the designation of such series; and to classify or reclassify any unissued Preferred Stock by fixing or altering from time to time any of the foregoing rights, privileges and qualifications. If pursuant to this Article FOURTH, the Company's Board of Directors shall authorize the issuance of any class or series of Preferred Stock, (i) such class or series of Preferred Stock may be granted the right to elect one or more of the Company's directors, as the Board of Directors shall prescribe, and said directors shall have voting rights identical to the other directors of the Company and shall serve until such time as their successors are elected or until the class or series of Preferred

           Stock entitled to elect them shall cease to be outstanding; and (ii) such class or series of Preferred Stock may be granted preemptive rights to acquire additional issues of such Preferred Stock or any other class or series of stock issued by the Company."

                                   Exhibit A-2

The text of the proposed Amendment No. 2 is as follows:

"FOURTH: The total number of shares of stock which the Company shall have authority to issue is THREE HUNDRED MILLION (300,000,000) shares of Common Stock and FIFTY MILLION (50,000,000) shares of Preferred Stock. All shares of stock authorized hereunder shall have a par value of 1/100th of one cent ($.0001) per share.

                A. Common Stock. The Common Stock shall be of two classes, each without cumulative voting rights and without any preemptive rights, which classes shall be designated as Class A Common Stock and Class B Common Stock.

                     1.   Dividend and Other Rights of Common Stock.

                          a. Ratable Treatment. Except as specifically otherwise
                     provided herein, all shares of Common Stock shall be identical and shall entitle the holders thereof to the same rights and privileges. The Company shall not subdivide or combine any shares of Common Stock, or pay any dividend or retire any share or make any other distribution on any share of Common Stock or accord any other payment, benefit or preference to any share of Common Stock, except by extending such subdivision, combination, distribution, payment, benefit or preference equally to all shares of Common Stock. If dividends are declared which are payable in shares of Common Stock, such dividends shall be payable in shares of Class A Common Stock to holders of Class A Common Stock and in shares of Class B Common Stock to holders of Class B Common Stock.

                          b. Dividends.  Subject to the rights of the holders of
                     Preferred Stock, the holders of Common Stock shall be entitled to dividends out of funds legally available therefor, when declared by the Board of Directors in respect of Common Stock, and, upon any liquidation of the Company, to share ratably in the assets of the Company available for distribution to the holders of Common Stock.

                     2.   Voting Rights of Common Stock.

                          a. Class A Common Stock.  Except as otherwise provided
                     by law, the holders of Class A Common Stock shall have full voting rights and powers to vote on all matters submitted to stockholders of the Company for vote, consent or approval, and each holder of Class A Common Stock shall be entitled to one vote for each share of Class A Common Stock held of record by such holder.

                          b. Class B Common Stock.  Except as otherwise provided
                     by law, the holders of Class B Common Stock shall have no right to vote on any matter submitted to stockholders of the Company for vote, consent or approval, and the Class B Common Stock shall not be included in determining the number of shares voting or entitled to vote on such matters.

                     3.   Redemption.

                          a. Class A Common Stock.  Except as otherwise provided
                     by law, the Company shall have no right or obligation to redeem the Class A Common Stock.

                          b. Class B Common Stock.  At any time after  September
                     2, 2003, the Company shall have the right, exercisable at any time, to redeem from funds legally available therefor all or any portion of the then outstanding shares of Class B Common Stock at a per share price equal to the Redemption Price (as herein defined); provided that such redemption is made on a pro rata basis with respect to all holders of Class B Common Stock. Any redemption of the Class B Common Stock shall be effected by the delivery of a notice to each holder of Class B Common Stock, which notice shall indicate the number of shares of Class B Common Stock of each holder to be redeemed and the date that such redemption is to be effected, which shall be the date (the "Redemption Date") which is five (5) business days after the date such notice is delivered. All redeemed shares of Class B Common Stock shall cease to be outstanding and shall have the status of authorized but undesignated stock, but may not be reissued as Class B Common Stock. The entire Redemption Price payable to any holder shall be paid in cash by the Redemption Date.

                          c.   Definitions.

                                    (i)  "Redemption  Price" shall be (i) during
                          the period between September 2, 2003 and that date sixty (60) days thereafter, two and 75/100 dollars ($2.75) per share of Class B Common Stock redeemed, and (ii) at any time after the sixty-first (61st) day following September 2, 2003, the Fair Market Value (as defined herein) of the Class A Common Stock on the Redemption Date.

                                    (ii) "Fair Market  Value" shall mean, on any
                          particular date (a) the closing bid price per share of the Class A Common Stock on the last trading day immediately prior to such date on the Nasdaq SmallCap Market or other principal stock exchange or quotation system on which the Class A Common Stock is then listed or quoted or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Class A Common Stock is not listed then on the Nasdaq SmallCap Market or any stock exchange or quotation system, the closing bid price for a share of Class A Common Stock in the over-the-counter market, as reported by the Nasdaq Stock Market or in the National Quotation Bureau
                          Incorporated or similar organization or agency succeeding to its functions of reporting prices at the close of business on such date, or (c) if the Class A Common Stock is not then reported by the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices, then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the holder, or (d) if the Class A Common Stock is not then publicly traded the fair market value of a share of Class A Common Stock as determined by an appraiser selected in good faith by the Company.

                B. Preferred Stock. The Preferred Stock shall be issued from time to time in one or more series, with such distinctive serial designations as shall be stated and expressed in the resolution or resolutions providing for the issuance of such shares as are from time to time adopted by the Board of Directors. In such resolution or resolutions providing for the issuance of shares of each particular series of Preferred Stock, the Board of Directors is expressly authorized, without further vote or action of the stockholders of the Company and to the fullest extent allowed under Delaware law, to fix the rights, preferences, privileges, and restrictions of such series of Preferred Stock, including the annual rate or rates of dividends for the particular series and whether such dividends shall be cumulative or noncumulative; the redemption price or prices for the particular series; the rights, if any, of holders of the shares of the particular series to convert the same into shares of any other series or class or other securities of the Company or any other corporation, with any provisions for the subsequent adjustment of such conversion rights; the voting rights; anti-dilution rights; terms of redemption (including sinking fund provisions); the number of shares constituting any series, and the designation of such series; and to classify or reclassify any unissued Preferred Stock by fixing or altering from time to time any of the foregoing rights, privileges and qualifications. If pursuant to this Article FOURTH, the Company's Board of Directors shall authorize the issuance of any class or series of Preferred Stock, (i) such class or series of Preferred Stock may be granted the right to elect one or more of the Company's directors, as the Board of Directors shall prescribe, and said directors shall have voting rights identical to the other directors of the Company and shall serve until such time as their successors are elected or until the class or series of Preferred

           Stock entitled to elect them shall cease to be outstanding; and (ii) such class or series of Preferred Stock may be granted preemptive rights to acquire additional issues of such Preferred Stock or any other class or series of stock issued by the Company."

PROXY

                               Fonix Corporation
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Thomas A. Murdock and Roger D. Dudley and each of them as Proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated below, all shares of Common Stock of the Company held of record by the undersigned at the Annual Meeting of Shareholders to be held at the ___________________________________________, Salt Lake City,
Utah _____, on Friday, October 29, 1999, at _____ a.m., MDT, or at any adjournment thereof.

1.         Election of Directors.

           FOR                 WITHHOLD AS TO ALL        FOR ALL EXCEPT
           /  /                  /   /                        /   /

           (INSTRUCTIONS: IF YOU MARK THE "FOR ALL EXCEPT" CATEGORY ABOVE, INDICATE THE NOMINEE(S) AT TO WHICH YOU DESIRE TO WITHHOLD AUTHORITY BY STRIKING A LINE THROUGH SUCH NOMINEE(S) NAME IN THE LIST BELOW:)

           Thomas A. Murdock                            Roger D. Dudley

           John A. Oberteuffer, Ph.D.                   William A. Maasberg, Jr.

2. To approve a series of transactions pursuant to which the Company has issued its Series D 4% Convertible Preferred Stock and Series E 4% Convertible Preferred Stock to seven institutional investors, which preferred stock may be convertible into in excess of 20% of the total number of shares of Common Stock issued and outstanding prior to the commencement of such series of transactions.

           FOR                 AGAINST                        ABSTAIN
           / /                 / /                             / /


3. To consider and act upon a proposed amendment to the Company's certificate of incorporation that would: (A) create a new class of Class B Non-Voting Common Stock; and (B) redesignate the Corporation's current Common Stock as Class A Common Stock and change each share of existing Common Stock into a share of Class A Common Stock.

           FOR                 AGAINST                        ABSTAIN
           / /                 / /                             / /

4. To consider and act upon a proposed amendment to the Company's certificate of incorporation that would increase the authorized capital of the Company to include 300,000,000 shares of Common Stock, par value $.0001 per share, and 50,000,000 shares of Preferred Stock, par value $.0001 per share.

           FOR                 AGAINST                        ABSTAIN
           / /                 / /                             / /

5. To approve the Board of Directors' selection of Arthur Andersen LLP, as the Company's independent public accountant for the fiscal year ended December 31, 1999.

           FOR                 AGAINST                        ABSTAIN
           / /                 / /                             / /


6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 5.

Please sign and Date this Proxy Where Shown Below and Return it Promptly:


Date:                                        , 1999
Signed:

SIGNATURE(S)


PLEASE SIGN ABOVE EXACTLY AS THE SHARES ARE ISSUED. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.